1933 Act Registration No. 33-82054
1940 Act Registration No. 811-8660

        As filed with the Securities and Exchange Commission on February 26, 2001.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 9 X

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 10 X

AAL VARIABLE ANNUITY ACCOUNT I
(Exact name of registrant as specified in charter)

Aid Association for Lutherans
(Name of Depositor)
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (920) 734-5721

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings: Continuous

It is proposed that this filing will become effective:

        _____ immediately upon filing pursuant to paragraph (b):

          X   on March 1, 2001 pursuant to paragraph (b)

        _____ 60 days after filing pursuant to paragraph (a)(1)

        _____ on (date) pursuant to paragraph (a)(1)

        _____ 75 days after filing pursuant to paragraph (a)(2)

        _____ on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AAL VARIABLE ANNUITY ACCOUNT I

PROSPECTUS

March 1, 2001

for the

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATES

This prospectus describes the individual flexible premium deferred variable annuity certificate (the certificate) Aid Association for Lutherans (AAL, we, us, our) offers. We are a fraternal benefit society organized under the laws of the State of Wisconsin. We offer the certificates to people (you, your) who are eligible for membership in AAL as well as employees of AAL and its affiliates. The certificate allows you to accumulate money on a tax-deferred basis for retirement or other long-term purposes. There are two phases to the contract: the accumulation phase and the annuity phase. You can invest premiums only in the accumulation phase, however, you may take distributions in either the accumulation or annuity phase, subject to certain restrictions of the certificate.

Premiums under the certificate are flexible. The minimum initial premium is $600. Although if you choose to establish a premium billing schedule, your initial premium may be $100. Subsequent premiums may be more or less than the amount on the contribution notice as long as the payment is at least $50 per subaccount. There are certain circumstances in which you would not have to provide an initial premium to establish your certificate. The certificate is available to individuals and to retirement plans that may qualify for special federal income tax treatment under the Internal Revenue Code.

You may direct premiums to accumulate on a fixed basis, variable basis or a combination fixed and variable basis. If you direct premiums to accumulate on a fixed basis in the fixed account, those payments are mixed with our other general assets. Premiums allocated to the fixed account will accumulate at fixed rates of interest. We declare the interest rates monthly. Premiums under the certificate accumulating on a variable basis will be allocated to one or more subaccounts (the subaccounts) of AAL Variable Annuity Account I (the variable account). Each subaccount invests in a portfolio of the AAL Variable Product Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

The certificate’s accumulated value in the subaccounts will vary with the investment performance of the portfolios you select. The certificate is not considered a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Corporation (FDIC) nor any other agency insures or protects the certificate. You bear the investment risk of amounts invested in the variable account.

This prospectus sets forth the information about the variable account and the certificate you should know before you purchase a certificate. You can get more information about AAL, the variable account and the certificate in the Statement of Additional Information. We filed a Statement of Additional Information, bearing the same date, with the Securities and Exchange Commission and incorporate by reference the Statement of Additional Information into this prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 225-5225, or by writing AAL at its principal office at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. A Table of Contents for the Statement of Additional Information appears at the end of this prospectus.

A prospectus for the AAL Variable Product Series Fund, Inc. accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Definitions
Summary
Fee and Expense Tables

Performance Information
AAL, the Accounts and the Fund
The Certificate
       Application and Purchase
       Crediting and Allocating Your Premium Payments
       Free Look Period
       Member Convenience Account
       Owners, Payees and Annuitants
       Adult and Juvenile Certificates
       Beneficiaries
       Assignments of Ownership
Accumulation Phase
       Certificate Valuation
       Dollar Cost Averaging Plan
       Transfers among Subaccounts and/or the Fixed Account
       Telephone Transactions
       Surrenders and Withdrawals Before the Annuity Commencement Date
       Automatic Payout Option
       Death of the Owner and/or Annuitant before the Annuity Commencement Date
Annuity Phase
         Annuity Commencement Date
         Annuity Payments
         Withdrawals and Surrenders during the Annuity Phase
         Death of Payee after the Annuity Commencement Date
Certificate Fees and Charges
General Information about the Certificates
Federal Tax Matters
Other Information
Condensed Financial Information

DEFINITIONS

AAL, we, us, our: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members.

AAL CMC: AAL Capital Management Corporation.

accumulated value: The total of the amounts in a certificate's subaccounts and fixed account at any time prior to the annuity commencement date.

accumulation phase: The period during which premiums can be invested in the certificate. This phase stops at the earlier of the death of the annuitant or the annuity commencement date.

accumulation unit: A measure used to calculate the accumulated value for the certificate in each subaccount prior to the annuity commencement date.

accumulation unit value: The value of an accumulation unit of a subaccount for a given valuation period.

annuitant: The person on whose life or life expectancy the certificate is based. We cannot change the annuitant except in instances as described in Death of an Owner.

annuity commencement date: The date on which the annuity proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

annuity payment: One of a series of payments after the annuity commencement date made under the annuity payment option.

annuity payment option: One of several types of methods of receiving payments after your annuity commencement date.

annuity phase: The period of the contract after the annuity commencement date when annuity payments are made.

annuity proceeds: The cash surrender value on the annuity commencement date.

beneficiary: The person who you have chosen to receive the death proceeds upon the annuitant's death.

cash surrender value: Accumulated value less any applicable charges or deductions.

certificate: The contract between you and us providing the individual flexible premium deferred variable annuity.

certificate anniversary: The same date in each year as the issue date.

certificate year: A period beginning on a certificate anniversary and ending on the day immediately preceding the next certificate anniversary.

Code: The Internal Revenue Code of 1986, as amended.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period. In calculating the commuted value, we will use an interest rate that is 0.25% higher than the rate used to determine the annuity payments.

death proceeds: The amount payable from your certificate to your beneficiary in the event of the annuitant's death.

excess amount: An amount in excess of the amount that may be withdrawn or surrendered without a withdrawal or surrender charge.

fixed account: Part of the general account of AAL that is not part of the variable account.

free look period: The period of time during which you may cancel the certificate.

Fund: AAL Variable Product Series Fund, Inc.

good order date: the later of the date we receive proof of death or the date on which we receive a written request in good order from the beneficiary as to the method of payment.

home office: Our principal executive office located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free number is (800) 225-5225, locally (920) 734-5721.

issue date: The effective date of the certificate, generally the date on which you sign the application.

member: Generally, Lutherans and their families and persons serving or associated with Lutherans or Lutheran organizations and their families. You apply for membership by completing a membership application at the time you complete an application for the AAL Variable Annuity or other AAL insurance product. Associate members and youth members do not have to buy an insurance product but the other requirements apply.

minimum death proceeds value: the highest accumulated value of the certificate at issue or on any certificate anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

net asset value: Each portfolio’s share’s value at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) for any valuation date.

owner, you, your, yours: The person or entity who owns the certificate.

payee: The person you designate to receive payment of annuity proceeds under an annuity payment option.

portfolio: One of a series of the Fund currently available for investment through a corresponding subaccount of the variable account.

proof of death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to AAL.

premium: Any new payment you invest in the certificate.

qualified plan: A retirement plan that receives favorable tax treatment under Section 401, 403(a), 403(b), 408 or 408A of the Code.

service center: The AAL Annuity Customer Service Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225, locally (920) 734-5721.

subaccount: A division of the variable account that invests exclusively in shares of a single portfolio of the Fund.

valuation date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

valuation period: The period of time from the end of one valuation date to the end of the next valuation date.

variable account: AAL Variable Annuity Account I, which is a separate account of AAL.

written request: A request or notice signed by the owner, received in good order by AAL at its service center and satisfactory in form and content to AAL.

SUMMARY

This summary only gives you a brief overview of the more significant aspects of the certificate. Please refer to the remainder of this prospectus for more detailed information. The certificate along with any riders or endorsements constitutes the entire agreement between you and us. Please retain them as part of your permanent records.

The Certificate

The certificate is an individual flexible premium deferred variable annuity that allows you to save for retirement or some other long-term goal. You may choose to use the certificate as an individual nonqualified plan or as a retirement plan that qualifies for special federal tax treatment. Some of the types of qualified plans that can be funded with the certificate include: Traditional Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA, pension or profit sharing plan or a tax-sheltered annuity (TSA). Tax favored arrangements, including qualified plans, should carefully consider the costs and benefits of the certificates (including annuity payment options) before purchasing the certificate, since the tax arrangement itself provides for tax-sheltered growth.

Purchase of the Certificate and Subsequent Premiums

You may purchase the certificate for a minimum initial premium of $600. However, you may purchase the certificate for $100 if you choose a premium billing of at least $50 per subaccount. The certificate is flexible, you may invest more or less than your billed premium amount as long as it is at least $50 per subaccount. There are certain circumstances in which you would not have to provide an initial premium, such as the establishment of a tax sheltered annuity. For those certificates that are not billed, a payment may be made at any time. If no premium has been received at our service center for the past 36 consecutive months and the accumulated value of the certificate is below $600, AAL will terminate the certificate and pay you the accumulated value, less any applicable charges. We will send you a notice at least 30 days before termination.

The certificate may not be available for purchase in all states.

Investment Options

You may make payments that accumulate on a fixed or variable basis. You may allocate premiums among 14 different subaccounts and/or to the fixed account. The accumulated value of your subaccounts will increase or decrease depending on the investment performance of the underlying portfolio. You bear all of the investment risk as to the value of the subaccounts. We bear the risk as to the value of the fixed account. Under the fixed account option, we pay an effective annual interest rate of at least 3½%. You bear the risk that we do not pay a higher interest rate.

The certificate offers a choice of 14 variable investment options. Each variable investment option or subaccount invests in a corresponding portfolio of the Fund1. The portfolios include the following:

---------

1 As of March 1, 2001, the pre-existing portfolios and their corresponding subaccount names were abbreviated.

o  AAL Technology Stock Portfolio                        o  AAL  Capital Growth Portfolio
o  AAL Aggressive Growth Portfolio                       o  AAL Large Company Index Portfolio(formerly known as AAL
                                                            Variable Product Large Company Stock Portfolio)
o  AAL Small Cap  Stock Portfolio (formerly known as     o  AAL Equity Income Portfolio
   AAL Variable Product Small Company Stock  Portfolio)
o  AAL  Small Cap Index Portfolio                        o  AAL Balanced Portfolio(formerly known as AAL Variable
                                                            Product Balanced Portfolio)
o  AAL Mid Cap Stock Portfolio                           o  AAL High Yield Bond Portfolio(formerly known as AAL
                                                            Variable Product High Yield Bond Portfolio)
o  AAL Mid Cap Index Portfolio                           o  AAL Bond Index Portfolio(formerly known as AAL Variable
                                                            Product Bond Portfolio)
o  AAL International Portfolio(formerly known as AAL     o  AAL Money Market Portfolio(formerly known as AAL Variable
   Variable Product International Stock Portfolio)          Product Money Market Portfolio)

All 14 investment options may not be available in all states.

Charges and Deductions

If total premiums, less any withdrawals, are less than $1,500 annually, there is a certificate maintenance charge of $25 to reimburse us for general administrative expenses. We also may impose a withdrawal charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your certificate if it has not been in force for more than seven years. However, you may make free withdrawals of up to 10% of the accumulated value of your certificate during a certificate year without incurring this withdrawal charge. We may also waive withdrawal charges in certain circumstances. Under certain circumstances we may charge a fee for transfers between subaccounts.

        If you invest in the variable account option, you will incur a mortality and expense risk charge computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account. In addition, a daily charge based on a percentage of each portfolio’s average daily net asset value is payable by each portfolio to its investment adviser.

Free Look Period

You may cancel your certificate within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Money Market Subaccount during the free look period. For more information concerning our procedures, see Free Look Period.

Withdrawals and Surrenders

You may take a withdrawal from or surrender the certificate before the annuity commencement date and while the annuitant is alive. Such distributions may be subject to certain withdrawal charges as described above. Some qualified plans restrict the availability of the certificate’s value to the plan participant. If you take a withdrawal from or surrender the certificate before attaining age 59½, you may be subject to a 10% premature distribution penalty in addition to ordinary income tax.

Transfers

You may transfer all or a part of your certificate’s value among the subaccounts or the fixed account subject to certain limitations. After the first two transfers from subaccounts in a certificate year, we will impose a $10 transfer charge. We will not transfer any amount less than $50.

Annuity Payments

We determine the annuity commencement date based on the annuitant’s age at the time we issue the certificate. You may elect to change this date subject to state restrictions. At the time of your annuity commencement date, you must begin receiving annuity payments. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Federal Tax Treatment

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the Payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59½. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

  If received under a payment option, they are taxed in the same manner as annuity payments.
  If distributed in a lump sum, they are taxed in the same manner as a full surrender.

FEE AND EXPENSE TABLES

        These expense tables describe all of the expenses that you would incur as a certificate owner. These tables are intended to help you in understanding the various costs and expenses under the certificate. The certificates are not currently subject to state premium taxes. No sales charge (load) is paid upon the purchase of the certificate. However, we may impose a charge if any portion (over 10% in any one certificate year) of the certificate is withdrawn before the certificate has been in force for seven years. The tables reflect all expenses for both the variable account and the underlying Fund. For a complete discussion of certificate costs and expenses see Certificate Fees and Charges. For more information regarding the expenses of the Fund, see the attached Fund prospectus.

Certificate Owner Transaction Expenses: (1)

Deferred Sales Charge

(as a percentage of the excess amount withdrawn or surrendered, see Certificate Fees and Charges)
Certificate Year         1       2      3       4       5       6       7       8+
------------------------ ------- ------ ------- ------- ------- ------- ------- -------
Withdrawal Charge        7%      6      5       4       3       2       1       0

Sales Charge on Premiums                                       NONE
Transfer Fee                                                   $10 (2)

Annual Certificate Fees:
(applies to certificates with less than $1,500 in net
premiums)

Certificate Maintenance Charge                                 $25  (3)

Variable Account Annual Expenses
(as a percentage of average accumulated value):

Mortality and Expense Risk Charges                             1.25%
Administrative Charge                                          NONE
                                                               ----
         Total Variable Account Annual Expenses                1.25%

AAL Variable Product Series Fund, Inc. Annual Expenses
(as a percentage of average net assets of each portfolio):

                                                                                Total Annual Fund
         Portfolio                                          Other Expenses        Expenses After
                                   Investment Advisory      After Expense            Expense
                                           Fees             Reimbursement       Reimbursement (4)

         AAL Technology Stock             0.75%                   0                  0.75%
         AAL Aggressive Growth             0.80                   0                  0.80
         AAL Small Cap Stock               0.70                   0                  0.70
         AAL Small Cap Index               0.35                  0.05                0.40
         AAL Mid Cap Stock                 0.70                   0                  0.70
         AAL Mid Cap Index                 0.35                   0                  0.35
         AAL International                 0.80                   0                  0.80
         AAL Capital Growth                0.65                   0                  0.65
         AAL Large Company Index           0.31                  0.03                0.34
         AAL Equity Income                 0.45                   0                  0.45
         AAL Balanced                      0.32                  0.03                0.35
         AAL High Yield Bond               0.40                   0                  0.40
         AAL Bond Index                    0.35                   0                  0.35
         AAL Money Market                  0.35                   0                  0.35

Notes to Fee and Expense Tables:

1.	You can withdraw up to 10% of the accumulated value of the certificate without a withdrawal charge each certificate year. Note that some retirement plans may restrict your access to accumulated values. See Certificate Fees and Charges for more information.

2.	You can make two free transfers from the subaccounts in each certificate year. We will charge a $10 fee for each subsequent transfer. See Transfers among Subaccounts and/or the Fixed Account in this prospectus for more information on this charge and the restrictions on transfers from the fixed account.

3.	If your net premiums exceed $1,500 in the certificate, we will waive the certificate maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4.	The adviser, AAL CMC has agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of 0.35% for the Bond Index and Money Market Portfolios, 0.80% for the International Stock Portfolio and 0.40% for the High Yield Bond Portfolio. The adviser also intends to reimburse all expenses in excess of the management fees for the Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth and Equity Income Portfolios beginning March 1, 2001. Operating expenses for these new portfolios are expressed as a percentage of average daily net assets based on management’s estimate of expenses for the current fiscal year. AAL CMC can reduce or terminate this voluntary reimbursement upon 30-days’ written notice to the Fund. Beginning March 1, 2001, AAL CMC will no longer reimburse the Large Company Index, Small Cap Index and the Balanced Portfolios. Absent the expense reimbursement, the total portfolio expenses for the period ended December 31, 2000 would have been:

Portfolio                   Other Expenses          Total Annual Fund Expenses

AAL Technology Stock               0.32%                      1.07%
AAL Aggressive Growth              0.32                        1.12
AAL Small Cap Stock                0.30                        0.40
AAL Mid Cap Stock                  0.40                        1.10
AAL Mid Cap Index                  0.50                        0.85
AAL International                  0.18                        0.98
AAL Capital Growth                 0.32                        0.97
AAL Equity Income                  0.51                        0.96
AAL High Yield Bond                0.13                        0.53
AAL Bond Index                     0.09                        0.44
AAL Money Market                   0.07                        0.42

Examples

The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets. The examples reflect reimbursements of fund expenses for all portfolios except the AAL Small Cap Index, Large Company Index and Balanced Portfolios. These reimbursements are anticipated to continue through 2001, but may be terminated at any time.

A) If you surrender or annuitize your certificate  using Option 1, 2 or 3 at the end of the periods shown:

          Portfolio                     1 Year        3 Years        5 Years       10 Years
          AAL Technology Stock           $87           $117           $148          $251
          AAL Aggressive Growth          87            118            150           256
          AAL Small Cap Stock            86            115            145           245
          AAL Small Cap Index            84            107            131           215
          AAL Mid Cap Stock              86            115            145           245
          AAL Mid Cap Index              83            105            127           208
          AAL International              87            118            160           256
          AAL Capital Growth             86            114            143           240
          AAL Large Company Index        83            105            127           208
          AAL Equity Income              84            108            132           219
          AAL Balanced                   83            105            127           208
          AAL High Yield Bond            83            107            130           213
          AAL Bond Index                 83            105            127           208
          AAL Money Market               83            105            127           208

B) If you do not  surrender  or  annuitize  your  certificate  at the end of the periods shown:

          Portfolio                     1 Year      3 Years        5 Years         10 Years
          AAL Technology Stock           $22         $68            $117            $251
          AAL Aggressive Growth          23          70             119             256
          AAL Small Cap Stock            22          67             114             245
          AAL Small Cap Index            19          58             99              215
          AAL Mid Cap Stock              22          67             114             245
          AAL Mid Cap Index              18          56             96              208
          AAL International              23          70             119             256
          AAL Capital Growth             21          65             112             240
          AAL Large Company Index        18          56             96              208
          AAL Equity Income              19          59             101             219
          AAL Balanced                   18          56             96              208
          AAL High Yield Bond            18          57             98              213
          AAL Bond Index                 18          56             96              208
          AAL Money Market               18          56             96              208

C) If you  annuitize  your  certificate  using  Options 4 or 5 at the end of the periods shown:

          Portfolio                     1 Year       3 Years        5 Years       10 Years
          AAL Technology Stock           $87          $68            $117          $251
          AAL Aggressive Growth          87           70             119           256
          AAL Small Cap Stock            86           67             114           245
          AAL Small Cap Index            84           58             99            215
          AAL Mid Cap Stock              86           67             114           245
          AAL Mid Cap Index              83           56             96            208
          AAL International              87           70             119           256
          AAL Capital Growth             86           65             112           240
          AAL Large Company Index        83           56             96            208
          AAL Equity Income              84           59             101           219
          AAL Balanced                   83           56             96            208
          AAL High Yield Bond            83           57             98            213
          AAL Bond Index                 83           56             96            208
          AAL Money Market               83           56             96            208

Note: These examples should not be considered a representation of past or future expenses for the variable account or for any portfolio. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

Condensed financial information containing the accumulated unit value history appears at the end of this prospectus.

PERFORMANCE INFORMATION

From time to time, the variable account may include in advertisements and other sales materials several types of performance information for the subaccounts. This information may include “average annual total return.” The Bond Index Subaccount, the Balanced Subaccount and the High Yield Bond Subaccount may also advertise “yield.” The Money Market Subaccount may advertise “yield” and “effective yield.” Advertised yields and total returns include all charges and expenses attributable to the certificate. Therefore, a portfolio’s performance will not be directly comparable to that of a mutual fund or an unmanaged index used as a benchmark.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a subaccount’s performance appears in the Statement of Additional Information.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a subaccount and any realized or unrealized gains or losses of the underlying investments in the subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the subaccount’s accumulation units. Yield is an annualized figure, which means that we assume that the subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount’s effective yield will be slightly higher than its yield due to this compounding effect.

Expense and performance information for the portfolios may be compared in advertising, sales literature and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, we may compare the performance of the portfolios to the S&P MidCap 400 Index, S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Aggregate Bond Index, the Dow Jones Industrial Average, Merrill Lynch High Yield Master Index and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron’s, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times and The Wall Street Journal.

We may also report other information concerning the effect of tax-deferred compounding on a subaccount’s returns, which may be illustrated by tables, graphs or charts. All income and capital gains derived from subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

See the Fund prospectus and Statement of Additional Information for a more complete description of the methods used to calculate a portfolio’s yield and total return.

AAL, THE ACCOUNTS AND THE FUND

AAL

AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members, over 10,000 local AAL branches, and is the nations largest fraternal benefit society in terms of assets and individual life insurance in force ($90.7 billion). Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans subject to AAL’s membership eligibility rules. AAL members are joined together for insurance, education and volunteer opportunities. AAL provides life insurance, disabilitiy income, ong-term care insureance, retirement plans and investment products to its members. Investment products are distributed by AAL Capital Management Corporation, a wholly owned subsidiary. AAL’s principal address is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia and is offering the certificates in all states except Mississippi.

The Variable Account

We established the AAL Variable Annuity Account I (variable account) as a separate account under the laws of the State of Wisconsin on February 10, 1994. The variable account is registered as a unit investment trust with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The variable account meets the definition of a separate account under federal securities laws. The SEC does not supervise the management or investment practices or policies of the variable account. The variable account is subject to the laws of your state to the extent that AAL is subject to those laws.

The variable account is divided into subaccounts. Your premium flows through the certificate to either the variable account or the fixed account according to your instructions. From the variable account, the premiums flow to the subaccounts in the amounts or percentages that you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of the Fund. The portfolios and their investment objectives are described below. We make no assurance that the portfolios will meet their investment objectives.

You bear all the investment risk for premiums allocated to the subaccounts. The accumulated value will vary with the performance of the subaccounts.

We may substitute a different investment option for any of the current portfolios of the Fund. The substituted investment option may have different fees and expenses. However, before any such substitution, we would need the approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions. We may make substitutions, open new subaccounts, or close subaccounts with regard to any one or more of the following as of any specified date: existing accumulated value, future premiums, existing owners, and/or future owners.

Under Wisconsin law, the assets of the variable account that are equal to the reserves and other contract liabilities of the variable account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the variable account that always has a value equal to or in excess of the amount of accumulated values allocated to the variable account under the certificates. Income gains and losses, whether or not realized, are, in accordance with the certificates, credited to or charged against the variable account without regard to our other income, gains or losses. Obligations arising under the certificates are our obligations.

The Fixed Account

Amounts allocated to the fixed account under the certificate are part of our general account, which support annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor the fixed account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

You have no voting rights with respect to fixed account values.

The Fund

You may allocate premiums or transfer accumulated values to one or more of the subaccounts. The subaccounts, in turn, invest in shares of a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (the Fund). The Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Fund currently offers its shares to three of our separate accounts: the AAL Variable Annuity Account I and II and the AAL Variable Life Account I as well as retirement plans including the Aid Association for Lutherans Savings Plan. We also may purchase Fund shares directly.

Although the investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the certificate may have names similar to funds not available through the certificate. The performance of a fund not available through the certificate does not indicate performance of the similarly named fund available through the certificate.

AAL CMC serves as investment adviser to the Fund and is registered as such under the Investment Advisers Act of 1940.

The variable account will purchase and redeem shares from the Fund at net asset value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the certificates, to make payments upon withdrawals or surrenders, to provide benefits under the certificates or to transfer assets from a subaccount to another subaccount and/or the fixed account as you request.

We automatically reinvest any dividends or capital gain distribution amounts that we receive on shares of the portfolios held under the certificates. We reinvest at the portfolio’s net asset value on the date payable. Dividends and capital gain distribution amounts will reduce the net asset value of each share of the corresponding portfolio and increase the number of shares outstanding of the portfolio by an equivalent value. However, these dividends and capital gain distribution amounts do not change your account value.

The chart below indicates the names of the portfolios in which the subaccounts invest as well as the investment objectives, for each portfolio.

Portfolio                          Investment Objectives

AAL Technology Stock Portfolio     Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio    Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Index Stock          Strives for capital growth that approximates the performance of the S&P
Portfolio (formerly AAL Variable   SmallCap 600/1/* Index, by investing primarily in common stocks of the index.
Product Small Company Portfolio)

AAL Small Cap Portfolio            Seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

AAL Mid Cap Stock Portfolio        Seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

AAL Mid Cap Index Portfolio        Seeks total returns that track the performance of the S&P MidCap 400 Index by investing in common stocks comprising the Index.

AAL International                  Strives for long-term capital growth by investing primarily in foreign stocks.
Portfolio(formerly AAL Variable
Product International Stock
Portfolio)

AAL Capital Growth Portfolio       Seeks long-term capital growth by investing primarily in a diversified portfolio of stocks and securities convertible into common stocks.

AAL Large Company Index            Strives for investment results that approximate the performance of the S&P 500*
Portfolio(formerly AAL Variable    Index by investing primarily in common stocks of the index.
Product Large Company Stock
Portfolio)

AAL Equity Income Portfolio        Seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio(formerly    Seeks capital growth and income by investing in a mix of common stocks, bonds
AAL Variable Product Balanced      and money market instruments.  Securities are selected consistent with the
Portfolio)                         policies of the Large Company Index, Bond Index and Money Market Portfolios.

AAL High Yield Bond                Strives for high current income and secondarily capital growth by investing
Portfolio(formerly AAL Variable    primarily in high risk, high yield bonds commonly referred to as "junk bonds."
Product High Yield Bond
Portfolio)

AAL Bond Index                     Strives for investment results similar to the total return of the Lehman
Portfolio(formerly AAL Variable    Aggregate Bond Index by investing primarily in bonds and other debt securities
Product Bond Portfolio)            included in the index.

AAL Money Market                   Strives for maximum current income while maintaining liquidity and a constant
Portfolio(formerly AAL Variable    net asset value of $1.00 per share, by investing in high-quality, short-term
Product Money Market Portfolio)    money market instruments.
__________

/1/*“Standard &Poor’s®", “S&P®", “S&P 500®", “Standard & Poor’s 500", “500", “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund prospectus which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Before selecting any subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among the subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the portfolios of the Fund in which the subaccounts invest, including investment objectives and policies, risks, charges and expenses.

THE CERTIFICATE

Application and Purchase

The certificate is an individual flexible premium deferred variable annuity. It provides a vehicle to save for retirement or some other long-term goal on a tax-deferred basis. We offer the certificate to members, people who are eligible for membership and employees of AAL who reside in Wisconsin (including employees of our subsidiaries and affiliates).

We may issue the certificate as:

o  a nonqualified annuity;                        o  an annuity for a Savings Incentive Match Plan for
                                                     Employees (SIMPLE-IRA);

o  an annuity for a qualified Pension or          o  a Roth Individual Retirement Annuity (Roth IRA); or
   Profit-Sharing plan;

o  a Traditional Individual Retirement Annuity    o  a Tax-Sheltered Annuity (TSA).
   (Traditional IRA);
o  an annuity for a Simplified Employee Pension
   Plan (SEP-IRA);

We do not issue joint certificates (joint annuitants) or group certificates. However, we may issue a certificate with a single annuitant that is jointly owned.

You may apply for a certificate by completing and submitting a traditional paper application or an electronic application available through your AAL representative. If you submit an electronic application, you will be asked to certify the accuracy and completeness of the information in your electronic application and sign an electronic signature pad. The data will then be transmitted electronically to us. We will attach a paper copy of the application to your certificate, if the certificate can be issued. The electronic application may not be available in your state.

You must give us or arrange to have sent to us a single premium payment of at least $600 along with your application. However, if you choose to receive contribution notices, the minimum initial premium we allow is $100. The minimum amount we will accept for subsequent premiums to any one subaccount is $50. Premium payments over $1,000,000 require our prior approval. If you choose to receive contribution notices, we will send them according to the amount, allocation and interval you choose. You can change the amount, allocation and interval at any time by submitting a request to our service center.

There are certain circumstances in which you would not have to provide an initial premium to establish your certificate. These circumstances include, but are not limited to, establishing your certificate through:

  a tax sheltered annuity (TSA),
  a Simplified Employee Pension Plan (SEP),
  a Savings Incentive Math Plan for Employees (SIMPLE),
  a qualified plan (Money Purchase or Profit Sharing Plan),
  a Member Convenience Account (MCA), and
  a Government Allotment.

If on your certificate anniversary, the accumulated value of your certificate is below $600 and you have made no premium payment for the past 36 consecutive months, we will terminate your certificate and pay you the accumulated value of the certificate less any applicable surrender charges. We will send you a notice at least 30 days before termination.

Certain provisions of the certificate may vary from state to state in order to conform with the law of the state in which you reside. This prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any subaccount of the variable account and/or the fixed account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the subaccount or the fixed account. We will allocate your initial premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.

If your application is in good order, we will allocate the premium to your chosen subaccount(s) and/or fixed account (or, in certain states, to the AAL Money Market Subaccount as discussed below) within two days of receipt of the completed application and premium. If we determine that the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the initial premium will be returned immediately unless you specifically consent to our keeping the initial premium until the application is complete. If, after 15 days, the application still is not complete, we will return your premium and application to you.

You should send subsequent premiums to our home office. For subsequent premiums, we will allocate premiums among the subaccounts and/or the fixed account in the same proportion as your initial premium on the day we receive it, unless you indicate otherwise. For the variable account, we use the accumulation unit value computed at the end of that valuation period.

You may make regularly scheduled premiums through the automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. This can be done through our member convenience account and you may set it up at the time of your application. When you set this up, you may select the day of the month that you want the money withdrawn from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will allocate the premium as of the closest preceding valuation date. See the section below on Member Convenience Account for more information.

You may change your allocation for future premiums at any time by submitting a request to our service center. Subsequent to your change request, we will allocate your premiums according to your most recent instructions. Once each day that we are open for business, we determine the net asset value (NAV) per share of the underlying portfolios at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We also determine the accumulation unit value (AUV) of each subaccount at the end of each business day also at 4:00 p.m. Eastern Time. We do not determine the NAV or the AUV on holidays observed by the Exchange or on holidays observed by AAL.

The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. AAL will be closed for business on the Friday following Thanksgiving. On that day, we will not purchase or redeem any shares of the Fund notwithstanding the fact that the New York Stock Exchange will be open. We will not purchase or redeem any accumulation units on any days that AAL is not open for business.

Free Look Period

Generally, you may return your certificate for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your certificate to determine your free look period.

In order to return your certificate, you must deliver or mail the certificate along with a written request to your AAL representative or to our service center. Upon cancellation, the certificate will be void as of the issue date and you will be entitled to receive an amount equal to the certificate’s accumulated value as of the date you notify us or the date we receive your cancellation request in our service center, whichever is earlier. You will generally receive your money within seven days after we receive your request for cancellation. However, if your certificate is an IRA and you decide to cancel it within seven days from the receipt of your IRA disclosure we will refund your premium less any payments made.

Certain states require a full refund of premiums paid if a certificate is returned during the free look period. In these situations we reserve the right to allocate all premiums to the AAL Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the accumulated value of your certificate to the subaccount(s) and/or fixed account according to your original instructions. In all such states, we will refund the greater of premiums paid or the accumulated value.

Member Convenience Account

We offer a plan that allows you to make premium payments to your certificate on a regularly scheduled basis by having money sent directly from your checking or savings account. You can allocate the amounts that should be applied to your subaccounts or fixed account. To set up the member convenience account (MCA) you can complete the applicable section on the application or subsequently on a variable products service request form.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the certificate while the annuitant is alive. The owner of the certificate is usually, but not necessarily, the annuitant. As owner, you can name beneficiaries, assign the certificate, transfer allocations between subaccounts and the fixed account and designate who receives any annuity payments or distributions under the certificate. You will receive all annuity payments during the annuitant’s lifetime, unless you designate another person or entity as the Payee. Keep in mind that if you designate another person or entity as Payee, you may still be responsible for any income tax payable on the payments.

In the event the annuitant dies, the death proceeds in the certificate are payable to the named beneficiary. If there is effectively no beneficiary, the death proceeds are payable to you as the owner. We use the annuitant’s life to determine the annuity commencement date of the certificate. In the case of a qualified pension or profit-sharing plan, the annuitant is the plan participant, and the owner is the retirement plan.

Under certain circumstances other entities, such as trusts, may purchase AAL products but are not eligible for membership.

Adult and Juvenile Certificates

We issue adult certificates to applicants age 16 or older who become benefit members of AAL. We issue juvenile certificates when the proposed annuitant is younger than age 16 but is otherwise eligible for benefit membership.

In the case of the adult certificate, the annuitant must be 16 years of age or older. Typically, the applicant of the certificate is the owner and annuitant of the certificate, unless ownership is transferred. While the annuitant is alive and before the annuity commencement date, the owner of the certificate may exercise every right and enjoy every benefit provided in the certificate. The person who applies for the certificate becomes a benefit member of AAL upon our approval of the membership application. For the juvenile certificate, a juvenile is named as the annuitant and owner of the certificate. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the certificate. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile annuitant. These rights are described in the certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the certificate.

Transfer of control to the juvenile annuitant will take place at the first certificate anniversary following the earlier of: the annuitant’s 21st birthday; or the annuitant’s 16th birthday after the adult controller transfers control to the annuitant in writing; or the death of the adult controller after the annuitant’s 16th birthday.

If the person who has control of the certificate dies before the annuitant gains control, control will be vested in an eligible person according to our Bylaws. If AAL determines that it is best for the annuitant, we may transfer control of the certificate to some other eligible person according to our Bylaws.

The juvenile annuitant will become a benefit member of AAL on the first certificate anniversary on or following the juvenile's 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the certificate. If no beneficiary has been named or the beneficiary does not survive the annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Our Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

  equally to the beneficiaries in the first class. If none are living, then;
  equally to the beneficiaries in the second class. If none are living, then;
  equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the annuitant, we will consider the beneficiary to have died before the annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your written request at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignments of Ownership

You may absolutely assign your certificate by sending a written request to our service center before the annuity commencement date. You may not absolutely assign a juvenile certificate or a certificate issued in connection with qualified plans. You may assign your certificate as collateral for a loan by sending a written request to our service center. You may not assign a certificate issued in connection with a qualified plan as collateral. You may not assign a certificate after the annuity commencement date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request or the date we receive it at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your certificate or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the certificate.

Successor Owners

If you are not the annuitant, you may designate a successor owner to receive the certificate in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our service center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the annuity commencement date, we are required to distribute the cash surrender value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the cash surrender value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the certificate and will not be required to take these distributions.

Certificates Issued in Connection with Qualified Plans

If the certificate is used in a qualified plan and the owner is the plan administrator, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than AAL.

ACCUMULATION PHASE

There are two phases in the certificate: the accumulation and annuity phases. The accumulation phase is the period prior to the annuity commencement date when you invest premiums in the variable and/or fixed account under the certificate. Premiums increase the accumulated value. In addition, the performance of the subaccounts underlying the variable account and/or the fixed account will affect the accumulated value as well. The certificate may increase or decrease in value depending on the performance of the variable account. Generally, any increase in the certificate’s value grows tax-deferred until you request a distribution. Any distributions you take from the certificate during the accumulation phase are taxable to the extent there is gain in the certificate. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Certificate Valuation

During the accumulation phase, we refer to your certificate's value as the accumulated value. The accumulated value is the total of:

  the fixed account value; and
  the variable account value (the total of all your subaccounts).

The accumulated value of your certificate is determined on each valuation date (each day that both AAL and the New York Stock Exchange are open for business).

Fixed Account Valuation

You may choose to deposit some or none of your money in the fixed account portion of the certificate. We will credit interest on the accumulated values within the fixed account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the accumulated value within the fixed account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the fixed account. This new rate applies to new premiums or amounts newly transferred from a subaccount (new money) for the 12-month period beginning at the time of your deposit to the fixed account. After that period expires, the deposits are considered existing money and will earn interest at the most recently declared rate for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the fixed account. Interest on existing money may vary depending on when the new money was first deposited in the fixed account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the fixed account.

Variable Account Valuation

We calculate the value of each subaccount by multiplying the number of accumulation units attributable to that subaccount by the accumulation unit value for the subaccount. Any amounts allocated to a subaccount will be converted into accumulation units of the subaccount.

We credit accumulation units to your subaccount when you allocate premiums or transfer amounts to that particular subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the subaccount by the accumulation unit value for that valuation date. Conversely, we reduce your accumulation units in a subaccount when you withdraw or transfer from that subaccount and by the certificate maintenance charge allocable to your certificate. The investment experience of the portfolio underlying each subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding subaccounts you choose. Because of all of the variables effecting a subaccount’s performance, the subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your accumulated value. If you make any withdrawals, your accumulated value will decrease by the amount of the withdrawals and any associated withdrawal charges.

When we established each subaccount, we set the accumulation unit value at $10 ($1 for the AAL Money Market Subaccount). The accumulation unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying portfolio as well as the daily deduction of charges. We deduct charges on both the Fund level and the variable account level.

The accumulation unit value of a subaccount for any valuation period is equal to:

  the net asset value of the corresponding Fund portfolio attributable to the accumulation units at the end of the valuation period;
  plus the amount of any income or capital gain distribution made by the Fund portfolio during the valuation period;
  minus the dollar amount of the mortality and expense risk charge we deduct for each day in the valuation period;
  plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the subaccount; and
  divided by the total number of accumulation units outstanding at the end of the valuation period.

Dollar Cost Averaging Plan

You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your AAL Money Market Subaccount to any or all of the other subaccounts. You may use dollar cost averaging until the amount in the AAL Money Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your certificate. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our service center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your accumulated value among the subaccounts and the fixed account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive before 4:00 p.m. Eastern Time as of the close of business on that valuation date. We will process requests we receive after that time as of the close of business on the following valuation date.

To accomplish a transfer from a subaccount, we will redeem the accumulation units in that subaccount and reinvest that value in accumulation units of the other subaccounts and/or the fixed account as you specify. We will impose the following restrictions on transfers:

  You must transfer out at least $500 or, if less, the total value of the subaccount or fixed account from which you are making the transfer.
  You must transfer in a minimum amount of $50 to any subaccount or to the fixed account.
  You may make two free transfers from one or more subaccounts in each certificate year. After that, we will charge you $10 for each subsequent transfer. (We allow twelve transfers without charge for certificates delivered in New York.) We deduct the transfer charge from the total value of the subaccount from which the transfer was made. When you transfer from two or more subaccounts, we apply the $10 transfer charge among those subaccounts in proportion to the amounts you transfer.
  You may make only one transfer from the fixed account in each certificate year. The transfer may not exceed the greatest of $500 or 25% of the total value of the fixed account at the time of transfer. Transfers from the fixed account are not subject to a transfer charge and do not count toward your two free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in accumulation units of the subaccount or subaccounts you have selected.

Automatic Asset Rebalancing Program

You may choose to automatically rebalance your certificate value periodically under the Automatic Asset Rebalancing Program. You can elect to participate in the program at the time of application or at a later time. Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select. Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request from you initially. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request.

Periodic rebalancing takes into account increases and decreases in certificate values in each subaccount due to performance, withdrawals, transfers and premiums.

We will also allow unscheduled rebalancing requests. Automatic Asset Rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone Transactions

If we receive a signed Telephone Transaction Authorization (found on the certificate application and on the Variable Products Service Request Form), you may make withdrawals, transfers, premium allocation changes and certain other transactions pursuant to your telephone instructions (telephone request). However we are not able to accept telephone request for transfers among subaccounts from you if your certificate was delivered in the state of New York. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our service center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800) 225-5225, or (920) 734-5721, locally. We reserve the right to suspend or limit telephone transactions.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your accumulated value during the accumulation phase if the annuitant is alive. To make a withdrawal you make a request to our service center. If you make a telephone request for a withdrawal, we are required to withhold for federal income taxes (generally 10%). To completely surrender your certificate and receive the cash surrender value, you must submit a written request to our service center; we will not accept Telephone Requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a valuation date in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the accumulated value less any applicable withdrawal or surrender charge or any applicable certificate maintenance charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the subaccount(s) or fixed account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $25 at one time.

There are restrictions on withdrawals from 403(b) certificates (also known as Tax Sheltered Annuities). We may distribute amounts attributable to salary reduction contributions made in years beginning after December 31, 1988, earnings on those contributions and earnings in such years on amounts held as of the last year beginning before January 1, 1989:

  after you attain age 59 1/2; or
  after you resign or are terminated from your job; or
  if you die; or
  if you become disabled; or
  in certain cases of hardship (only premiums can be distributed).

Certificates issued in connection with qualified plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.

If on your certificate anniversary, the accumulated value of your certificate is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your certificate and pay you the accumulated value of the certificate less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59½. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the certificate. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Certificate Fees and Charges. You can set up this distribution plan by contacting your AAL representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

Upon the annuitant’s death even if the annuitant is an owner, we will pay the death proceeds to your beneficiary. If your spouse is the sole beneficiary and the certificate was not issued in connection with a qualified plan, your spouse may elect to continue the certificate as the new owner and annuitant.

If you are an owner, but not the annuitant, upon your death we will pay the cash surrender value (not the death proceeds) of the certificate to your successor owner. (However, for certificates delivered in New York, we will pay the accumulated value.) If your spouse is the successor owner, your spouse will automatically continue as the owner upon your death.

Upon the death of the first owner to die, we are required to distribute the death proceeds (or cash surrender value) to either your beneficiary or successor owner (as stated above):

  within five years of your death; or
  if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Before we can process any death proceeds, we must receive:

  proof that the annuitant or owner died before the annuity commencement date;
  a completed claim form; and
  any other information that we reasonably require to process the claim.

If we do not receive information from the beneficiary within 60 days of receiving proof of death, we will:

  treat the spouse as the new annuitant and the certificate will remain in force if the certificate was not issued in connection with a qualified plan and the spouse is the sole first beneficiary or apply the death proceeds to annuity payment option 1, Interest.

We calculate the death proceeds on the later of the date we receive proof of death or the date on which we receive a written request in good order from the beneficiary as to the method of payment they choose (good order date). For certificates delivered in the state of New York, we calculate death proceeds as of the date of death. The beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds are available. See the section on Annuity Payments below. If the beneficiary requests payments of the death proceeds in a lump sum, we will generally pay it within seven days after the good order date. Death proceeds are equal to or greater than the minimum value required by law.

If the annuitant dies before age 80, the amount of the death proceeds as of the good order date is the greater of:

  the accumulated value of the certificate;
  the sum of all premiums paid less the sum of any withdrawals; or
  the minimum death proceeds value which is equal to the highest accumulated value of the certificate at issue or on any certificate anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the annuitant reaches age 79 the minimum death proceeds value is set for the last time on the certificate anniversary date. From this point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the accumulated value of the certificate as of the good order date, which ever is greater.

The minimum death proceeds value is a guaranteed amount in death proceeds, regardless of the current investment performance of your certificate. If you are not the annuitant, we will pay the cash surrender value of the certificate to your successor owner.

ANNUITY PHASE

The next phase after the accumulation phase of the certificate is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your certificate. This phase begins on the annuity commencement date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your certificate during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The annuity commencement date is the date we apply the cash surrender value to an annuity payment option for the benefit of a payee. The annuity commencement date is sometimes referred to as a maturity date or annuity date. We determine the annuity commencement date at the time we issue your certificate. If the certificate is nonqualified, annuitant’s age 80 is the earliest maturity age we assign at issue. If the certificate is a qualified certificate, annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your annuity commencement date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified certificates, if the annuitant’s age is greater than the earliest maturity age we use, the maturity age and annuity commencement date will be dependent upon the annuitant’s age at the time we issue the certificate. You may change your annuity commencement date by submitting a written request to our service center. The annuity commencement date must be within the annuitant’s life expectancy and is subject to our approval. If we issue your certificate in connection with a qualified plan, your plan document, or certificate endorsement may restrict your choice of an annuity commencement date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue certificates to individuals who exceed a certain age. In any case, we will issue certificates in accordance with the requirements of your state. The maximum maturity age is 90 on a certificate we deliver in the state of New York. As a result, we will not issue a certificate in New York if you are age 80 or older.

Annuity payments begin on the annuity commencement date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your certificate or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option (annuitize the certificate), we will transfer your cash surrender value on your annuity commencement date to our fixed account, which supports our insurance and annuity obligations. We call the resulting value your annuity proceeds. Your annuity proceeds will not vary with the performance of the variable account. We will pay the annuity proceeds to the payee that you designated on your certificate. You may not change to a different annuity payment option once your initial selection has been established. Generally, you are, or your beneficiary is, the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your issue date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as option 4 or option 5 above). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7½% limitation described under Withdrawal and Surrender Charges.

The following annuity payment options are generally available under the certificate:

Option 1-Interest

You leave the annuity proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the annuity proceeds and the interest earned by submitting a request to our service center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your accumulated value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

Option 2-Specified Amount Income

We make annuity payments at regular intervals of the amount you selected until the entire annuity proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our service center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 3-Fixed Period Income

We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the certificate will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our service center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 4-Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

Option 5-Joint and Survivor Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of ½, 1/3 or ¼. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

AAL also has other annuity payment options that may be chosen. Information about these options may be obtained from an AAL representative or our service center.

If you do not select an annuity payment option before your annuity commencement date, we will select Option 4, the life income with 10-year guaranteed payment period for you.

Before your annuity commencement date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the certificate. We will deduct a surrender charge from the accumulated value of your certificate, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the annuity proceeds at the annuity commencement date are less than $1,000 or would not result in a payment of at least $25, we may pay the annuity proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the annuity proceeds less any fees or charges due, to the annuity table in the certificate for the annuity payment option selected. We show the amount of the annuity payments guaranteed by us for each $1000 in an annuity payment option in the table in your certificate. The values of the annuity payment options are based on the payee’s age and sex on the annuity commencement date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable certificate maintenance charge at the annuity commencement date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the annuity commencement date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. For all other payment options, your certificate will be revocable. (However, some states do not allow the characterization of a certificate as revocable.) If your certificate is revocable, you can:

  change the duration of the guaranteed payment period (to a shorter period);
  receive withdrawals; and
  surrender the certificate.

If your certificate is revocable and you have chosen a life income payment option, you can later characterize your certificate as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable certificate once we begin making the payments.

In the event you surrender or withdraw, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the annuity commencement date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death.

CERTIFICATE FEES AND CHARGES

Sales Charge

There is no sales charge deducted from your premium payments.

Premium Tax Charge

There is currently no premium tax applicable to the certificates.

Withdrawal or Surrender Charges

If you make a withdrawal from or surrender the certificate before the certificate has been in force for seven full certificate years, the charges in the table shown below will apply. If you annuitize (select an annuity payment option) before the end of the 7th certificate year, we will assess the applicable surrender charge (unless we waive it as described below).

Certificate Year                          1      2      3      4      5      6      7      8+
----------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------
Charge as Percentage of Excess Amount     7%     6      5      4      3      2      1      0
Withdrawn or Surrendered/1/
___________

/1/The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7½% of total gross premiums you pay under the certificate.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the certificates.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make two free transfers in each certificate year. We will charge $25 for each subsequent transfer.

10% Free Withdrawal

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the accumulated value of the certificate at the time you made the first withdrawal in that certificate year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

  If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our service center. This is only allowed under certain state’s laws. This waiver is not available for certificates delivered in New York.
  If you begin annuity payments more than three years after the issue date and you choose a life income with a guaranteed period (such as option 4 or 5 of the annuity payment options).
  Upon the death of the annuitant (or owner for certificates delivered in New York).
  If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually (we will calculate this for you through our “Early Advantage Program”).
  If you receive payments made as part of your minimum required distributions from an IRA or qualified plan.
  Withdrawal charges will also be waived for certificates delivered in New York if option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

Certificate Maintenance Charge

During the accumulation phase, we annually deduct a $25 certificate maintenance charge. We deduct the charge on the last day of each certificate year or upon surrender of the certificate if that is earlier. We deduct the charge from your accumulated value in proportion to the amounts in your subaccounts and the fixed account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the certificate.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your certificate year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the certificates.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the annuitant under a certificate dies during the accumulation phase. We assume the risk that the annuitant may die prior to the annuity commencement date at a time when the death proceeds guaranteed by the certificate may be higher than the accumulated value of the certificate.

Second, we assume a mortality risk arising from the fact that the certificates do not impose any surrender charge on the death proceeds. The cash surrender value is lower for certificates under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such certificates is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such certificates than it would be under otherwise comparable certificates that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a certificate. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a certificate. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3½% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the certificates. This is because the certificate maintenance charge deducted from the certificates to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such subaccount in the variable account for the mortality and expense risks assumed under the certificates.

If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Each portfolio pays charges and expenses out of its assets. The prospectus for the Fund describes the charges and expenses.

Taxes

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the variable account may also be made. See Federal Tax Matters.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.

GENERAL INFORMATION ABOUT THE CERTIFICATES

The Entire Contract

The entire contract between you and us consists of:

  the certificate;
  the application;
  attached endorsements or amendments, if any; and
  the AAL Articles of Incorporation and Bylaws in force as of the issue date of your certificate.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the certificate on our behalf. We will not be able to contest the certificate after it has been in effect for two years from its issue date, provided that the annuitant is still living.

Gender Neutral Benefits

Under our annuity payment options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.

Voting Rights

There are certain voting rights attributable to the portfolios underlying the variable account portion of the certificates. As required by law, we will vote the portfolio shares held in a subaccount. We will vote according to the instructions of certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

You only have voting interests with respect to Fund shares during the accumulation phase. During the annuity phase (during which you receive annuity payments) you have no interest in the Fund and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.

Any portfolio shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any portfolio shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the portfolio. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate portfolio.

State Variations

Any state variations in the certificates are covered in a special policy form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any endorsements are the controlling documents. If you would like to review a copy of the certificate and endorsements, contact our service center.

Surplus Refunds

If our Board of Directors declares any surplus refunds to certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited.

Reports to Owners

At least annually, we will mail you a report showing the accumulated value of your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, written request, telephone request or any other communication is the actual date it is received at our service center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 Eastern Time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Postponement of Payments

We will normally make payments of any withdrawal value or cash surrender value within seven days after we receive your request at our service center. However, we may delay this payment or any other type of payment from the variable account for any period when:

  the New York Stock Exchange is closed for trading other than customary weekend and holiday closings;
  trading on the New York Stock Exchange is restricted;
  an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or
  the SEC by order permits the delay for the protection of owners.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any withdrawal value or cash surrender value from the fixed account for up to six months after we receive a request at our service center.

Certificate Inquiries

You may make inquiries regarding the certificate by writing or calling our service center. The address for the service center is: AAL Annuity Customer Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225, locally (920) 734-5721.

FEDERAL TAX MATTERS

We do not intend this discussions of tax matters as tax advice. The ultimate effect of federal income taxes on a certificate or the economic benefit to the owner, annuitant or beneficiary depends upon the tax status of such person and, if the certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service (IRS) will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any certificate. Please consult with a qualified tax adviser for your particular tax situation.

Tax Status of Aid Association for Lutherans

We are currently exempt from Federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either the variable account or us.

Variable Account Tax Status

The Code in effect, provides that the income, gains and losses from separate account investments are not income to the insurer issuing the variable contracts so long as the certificates and the variable account meet certain requirements set forth in the Code. Because the certificates and the variable account meet such requirements, we anticipate no tax liability resulting from the certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We are currently exempt from most types of state and local taxes. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to the variable account.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our certificates, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the certificates do not give owners investment control over separate account assets, we reserve the right to modify the certificates as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the certificate.

Diversification Requirements

Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the variable account portion of the certificates are adequately diversified. This means that the underlying portfolios must have enough distinctly different holdings to satisfy the requirements. If we do not meet the requirements, the certificate will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the Internal Revenue Service. If the IRS disqualifies the certificate as an annuity contract, the IRS would require you to pay federal income tax on the earnings of the certificate during the accumulation phase.

We believe that the assets underlying the certificates meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the certificate will continue to qualify as a variable annuity contract under the Code.

Taxation of Annuities in General

Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations.

Distribution Requirements

The Code requires that nonqualified certificates contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such certificates provide that if any owner dies on or after the annuity commencement date and before the entire interest in the certificate has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the certificate must generally be distributed within 5 years after such owner’s date of death or the certificate must be annuitized within one year of such owner’s death and payments will be made for the life of, or for a period not extending beyond, the life expectancy of the “designated beneficiary” as defined in section 72(s) of the Code. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner, then the certificate may be continued with the surviving spouse as the new owner. Under the certificate, the beneficiary is the designated beneficiary of an owner/annuitant and the successor owner is the designated beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the annuitant shall be treated as an owner and any death or change of the annuitant shall be treated as the death of an owner. The nonqualified certificates contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the certificate satisfy all such Code requirements. The provisions contained in the certificate will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Certificates Held by Natural Persons

If you are a natural person, you are generally not taxed on increases in the value of your certificate until a distribution occurs, either in the form of a withdrawal, surrender, Automatic Payout Option, assignment or as annuity payments under an annuity payment option.

Certificates Held by Nonnatural Persons

If you are not a natural person, such as a corporation, estate or trust, a certificate will generally not be treated as an annuity contract for federal income tax purposes. You will generally be taxed on any increases under such a certificate in the year accrued. This treatment will not apply, however, if you are acting as an agent for a natural person, if you are an estate which acquired the certificate as a result of a death of a natural person, if the certificate is held by certain qualified plans, if the certificate is a qualified funding asset (commonly referred to as a structured settlement plan), or if the certificate was purchased by your employer with respect to a terminated qualified plan.

Distributions during the Accumulation Phase

The amount of any payments received from a withdrawal or automatic payout option of a non-qualified certificate will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the cash surrender value immediately before the distribution over the owner’s cost basis in the certificate (generally, the premiums or other consideration paid for the contracts reduced by any amount previously distributed from the certificate that was not subject to tax) at that time. In the case of a surrender under a non-qualified certificate, the amount received generally will be taxable only to the extent it exceeds the owner’s cost basis in the contract. If you use your certificate as collateral for a loan or assign your certificate, your certificate will generally be treated as surrendered for tax purposes.

Distributions during the Annuity Phase

For annuity payments under an annuity payment option, the taxable portion is determined by applying a formula that establishes the ratio that the cost basis of the certificate bears to the total value of annuity payments for the expected term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of the payment is taxable. However, once your cost basis has been recovered, the full amount of all future distributions is taxable. Payments from a withdrawal or a surrender of the certificate during the annuity phase are not considered annuity payments and are generally taxed as ordinary income to the extent the commuted value exceeds your cost basis in the certificate. You will be taxed on the taxable portion at ordinary income tax rates.

Distributions from Qualified Plans

In the case of a withdrawal from a certificate issued in connection with a qualified plan, a ratable portion of the amount the participant in that qualified plan receives is taxable, generally based on the ratio of the “investment in the contract” to the participant’s total accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments that the participant pays or that are paid on the participant’s behalf. For certain qualified plans involving pre-tax contributions, the participant may have no cost basis in the certificate. In such event, the participant may be taxed on the total payments received. Other rules apply to distributions from Roth IRAs as discussed below. The owner, the annuitant and any beneficiaries for the certificate should seek qualified tax and financial advice about the tax consequences of distributions under the qualified plans in connection with which such certificates are purchased.

Penalty Tax on Premature Distributions

Generally, withdrawals, Automatic Payout Options, surrenders and assignments of a certificate before you attain age 59½ will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax will not apply if the distribution is made under one of the following circumstances:

  made to the beneficiary or successor owner on or after your death;
  made to you if you are considered disabled under section 72(m)(7) of the Code;
  made under a qualified funding asset (commonly referred to as a structured settlement plan);
  made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint lives or joint life expectancies of you and your beneficiary made not less frequently than annually (we will calculate this for you through our “Early Advantage Program”). For this purpose, if there is a modification of the payment schedule before you attain age 59½ or before the expiration of five years from the time of the annuity starting date, your income will be increased by the amount of tax and deferred interest that you otherwise would have incurred; or
  from a certificate purchased by your employer with respect to a terminated qualified plan.

The 10% federal income tax penalty also applies to certificates that are issued in connection with certain qualified plans issued under section 401(a), 403(a), 403(b), 408 and 408A of the Code. Exemptions similar to those listed above apply to the penalty tax for annuitants of qualified plan certificates. Additional exemptions apply if you are the owner of a Traditional or Roth IRA certificate.

Federal Income Tax Withholding

The taxable portion of a withdrawal or surrender is subject to federal income tax withholding. Except for certificates issued in connection with certain qualified plans, by written request you can elect not to have federal income tax withheld.

Death Proceeds

Generally, distributions received from your certificate by your beneficiary or successor owner due to your death are taxable in the year in which the distributions are received. Your beneficiary or successor owner will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.

Multiple Certificates

All nonqualified, deferred annuity certificates we issue to you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one certificate will be taxable to the extent there is a gain in any certificate issued in the same year. The total impact of this treatment is not clear. You will most likely have a larger amount of taxable gain per distribution if you own multiple certificates with one insurer. If you are subject to the 10% premature distribution penalty, the amount subject to that tax would also increase.

Tax-Free Exchanges (1035 Exchanges)

Section 1035 of the Code permits the exchange of certain life insurance, endowment and non-qualified annuity contracts for another non-qualified annuity contract without a taxable event occurring. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us tax-free. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the certificate and not merely surrendered in exchange for cash. Further, the owner of the new certificate must be the same as the owner of the exchanged certificate. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any surrender charges or loss of benefits that might arise in the exchange of the existing certificate. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.

Transfers among Subaccounts

Transfers among subaccounts and between subaccounts and the fixed account are tax-free.

Transfers of Ownership

A transfer or assignment of ownership of a certificate, the designation of a payee other than yourself, or the exchange of a certificate may result in certain tax consequences to you that are not discussed herein. If you are considering any such transfer or assignment, you should consult a tax adviser as to the tax consequences.

Qualified Plans

You may use the certificate to fund one of several types of qualified plans. The tax rules that apply to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the certificates with the various types of qualified plans. We caution qualified plan participants, plan administrators and beneficiaries that the rights of any person to any benefits under such qualified plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the certificate issued in connection with the plan. It is important to note that using the certificate to fund a qualified plan affords you no additional tax advantage as qualified plans provide for tax deferral whether an annuity or some other investment vehicle is used. What follows are brief descriptions of the various types of qualified plans and of the use of the certificates with respect to them.

Tax-Sheltered Annuities

Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. Subject to certain limitations, the amounts of premiums paid by the employers are taken from the employee’s wages and excluded from the employee’s gross income for tax purposes. These annuity contracts are commonly referred to as tax-sheltered annuities. If you are purchasing a tax-sheltered annuity, you should seek qualified advice as to eligibility, limitations on the amounts that you can contribute to the tax-sheltered annuity and the tax consequences on distribution.

Section 403(b)(11) of the Code requires that distributions from a tax-sheltered annuity that are attributable to employee salary reduction contributions made in years beginning after December 31, 1988, earnings on those contributions and earnings in such years on amounts held as of the last year beginning before 1989, may be paid only when the employee reaches age 59½, separates from service, dies, becomes disabled or in the case of hardship (earnings may not be distributed in the case of hardship). (Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purchase of a principal residence or for paying certain tuition expenses.) See Surrenders and Withdrawals for more information.

Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the certificates to provide benefits under the plans. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law as to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. Employers who intend to purchase the certificates for use with a retirement plan should seek qualified advice as to the suitability of the proposed plan document and of the certificates to their specific needs.

Traditional Individual Retirement Annuities (Traditional IRAs)

If you are under age 70½ and have earned income, you are eligible to contribute to a Traditional Individual Retirement Annuity or Traditional IRA. You can contribute up to the lesser of $2000 or your earned income each year. The maximum amount of contributions to both a Traditional IRA and a Roth IRA for an individual for a single calendar year is $2,000. Whether or not you can deduct your contributions on your federal income tax return depends on your adjusted gross income and you and/or your spouse’s participation in a qualified retirement plan.

In addition, if you are eligible for a distribution from certain other qualified plans, you can roll over on a tax-deferred basis your qualified plan distribution into a Traditional IRA. You may rollover assets from a qualified plan into a Traditional IRA in two ways. First, you may directly roll over an eligible rollover distribution to a Traditional IRA. The qualified plan administrator sends the funds directly to the Traditional IRA as a direct rollover. Second, the employee may receive the distribution from the qualified plan and roll over the same amount the employee received within 60 days. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding.

Unless you made nondeductible contributions to a Traditional IRA, you will generally be taxed on any distributions from a Traditional IRA. If you are under age 59½ when you take the distribution, you may be subject to a 10% federal premature distribution penalty on the taxable amount. You are required to begin distributions from Traditional IRAs by April 1st of the year following the year in which you attain age 70½.

Simplified Employee Pension Plans (SEP-IRAs)

Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. These contributions are excluded from the gross income of the employee and are deductible by the employer, in the year in which they are made. Contributions are generally limited to 15% of each employee’s compensation. Other contribution and eligibility limits apply. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. Employers who use the certificates in connection with a SEP-IRA plan should seek qualified tax advice.

Savings Incentive Match Plan for Employees (SIMPLE-IRAs)

Section 408(p) of the Code permits employers with no more than 100 employees to establish a SIMPLE-IRA retirement plan for their employees. Contributions to SIMPLE-IRAs consist of nonelective employer contributions and up to $6500 per year in elective salary reduction contributions. Other contribution and eligibility requirements apply. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. If you take a distribution during the first two years of participation, you may be subject to a 25% premature distribution penalty tax on the taxable amount unless you are age 59½ or another exception to the premature distribution tax applies. Employers who use the certificates in connection with a SIMPLE-IRA plan should seek qualified tax advice.

Roth Individual Retirement Annuity (Roth IRA)

If your adjusted gross income is under $160,000 and you are a married taxpayer filing jointly, or if your adjusted gross income is under $100,000 and you are a single taxpayer, you are eligible to contribute to a Roth Individual Retirement Annuity or Roth IRA. If your adjusted gross income is under $150,000 (for a marred taxpayer filing jointly), or if your adjusted gross income is under $95,000 (for a single taxpayer), then you can contribute up to the lesser of $2000 or your earned income per year. If your adjusted gross income is more than $150,000 and less than $160,000 (for a married taxpayer filing jointly), or more than $95,000 and less than $110,000 (for a single taxpayer), you can make reduced Roth IRA contribution; you should consult IRS Publication 590 or your tax advisor to determine the amount of the contribution that you may make. If you are a married taxpayer filing separately, you may not contribute to a Roth IRA for the year if your adjusted gross income is $10,000 or more. The maximum amount of contributions to both a Traditional IRA and a Roth IRA for an individual for a single calendar year is $2,000. You cannot deduct your Roth IRA contributions on your federal income tax return. If you own a Traditional IRA and your adjusted gross income is under $100,000 and you do not file as married filing separately, you may elect to convert some or all of the Traditional IRA into a Roth IRA. Generally, unless the Traditional IRA contained non-deductible contributions, the entire conversion amount is taxable as a distribution to you.

If you take a distribution after five years of establishing a Roth IRA and have incurred one of the following triggering events, the distribution will be tax-free. The triggering events are attaining age 59½, death, disability or using the distribution for qualifying first time homebuyer expenses ($10,000 lifetime limit). If you take a distribution from a Roth IRA before five years have elapsed and you have incurred a triggering event, the distribution will be tax-free to the extent you have cost basis. If you take a distribution in an amount over your cost basis, the amount over and above your cost basis will be taxable. If you take a taxable distribution before you attain age 59½, you may also be subject to a 10% premature distribution penalty tax on the taxable amount. The 10% premature distribution penalty does not apply upon a conversion to a Roth IRA, but may apply if you take a distribution from a conversion Roth IRA within five years of the year in which the contribution was made.

General Qualified Plan Rules

Qualified plans have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from qualified plans generally are subject to withholding for the participant’s federal income tax liability. The withholding rate varies according to the type of distrution and the participant’s tax status. The participant will be provided the opportunity to elect not to have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a), 403(a) and 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan or IRA.

Other Considerations

Because of the complexity of the law and its application to a specific individual, a person contemplating purchase of a certificate or the exercise of elections under a certificate may need tax advice. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this prospectus. The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations that may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

OTHER INFORMATION

Rights Reserved by AAL

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:

  to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;
  to add, delete, combine or modify subaccounts in the variable account;
  to restrict or eliminate any voting rights of certificate owners or other persons who have voting rights as to the variable account.
  to add, delete or substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law; and
  to make any amendments to the certificates necessary for the certificates to comply with the provisions of the Code or any other applicable federal or state law.

Maintenance of Solvency

The certificate contains a maintenance-of-solvency provision that applies only to values in the fixed account. If our reserves for any class of certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If you do not make the payment, we will charge it as indebtedness against your certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.

Distribution Arrangements

AAL Capital Management Corporation (AAL CMC) serves as the principal underwriter of the certificates. AAL CMC is a wholly owned, indirect subsidiary of AAL. Principal offices of AAL CMC are located at 222 West College Avenue, Appleton, Wisconsin, 54911. AAL CMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Duly licensed registered representatives of AAL CMC are also licensed by state insurance departments to sell the certificates as AAL representatives. AAL CMC may execute selling agreements with other broker-dealer firms to sell the certificates. In addition, AAL may retain other firms to serve as principal underwriter of the certificates. AAL offers the certificates in all states where AAL is authorized to sell the certificates.

AAL CMC will pay the AAL representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. AAL CMC pays AAL representatives a commission of not more than 3% of the premiums paid on the certificates. In addition to direct compensation, AAL representatives may be eligible to receive other benefits from AAL based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

Legal Matters

We know of no material legal proceedings pending to which we are or the variable account is a party or which would materially affect the variable account.

Financial Statements

        The audited consolidated financial statements of AAL at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the audited financial statements of the variable account at December 31, 2000 and for each of the two years in the period ended December 31, 2000 are included in the Statement of Additional Information.

CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of accumulation unit values and numbers of accumulation units for each of the 10 years (or shorter period for which the relevant subaccount has been in existence) in the period ended December 31, 2000. You should read this information along with the variable account’s and AAL’s financial statements and notes which are included in the Statement of Additional Information.

Note that the unit value of each subaccount of the variable account will not be the same on any given day as the net asset value per share of the underlying portfolio of the Fund in which that subaccount invests. One reason for this deviation is that each unit value consists of the underlying portfolio’s net asset value minus charges to the variable account. In addition, dividends declared by the underlying portfolio are reinvested by the subaccount in additional shares of that portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the variable account does not change as a result of such distributions.

Accumulation Unit Values for the Periods Ended:
                                                                                                                Commencement
                                                                                                                   Date*
                                                                                                                   -----

Subaccount                 2000          1999          1998          1997              1996          1995
----------                               ----          ----          ----              ----          ----
AAL Technology Stock        N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Aggressive Growth       N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Small Cap Stock         N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Small Cap Index        19.04        17.34         15.64          15.82            12.78         10.95           10.00
AAL Mid Cap Stock           N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Mid Cap Index           N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL International          12.49        15.27         10.93           N/A              N/A           N/A            10.00
AAL Capital Growth          N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Large Company Index    24.70        27.54         23.14          18.25            13.93         11.53           10.00
AAL Equity Income           N/A          N/A           N/A            N/A              N/A           N/A            10.00
AAL Balanced               18.89        19.26         17.57          14.91            12.41         11.06           10.00
AAL High Yield Bond        8.79          9.04          9.58           N/A              N/A           N/A            10.00
AAL Bond Index             13.31        12.10         12.42          11.57            10.72         10.53           10.00
AAL Money Market           1.25          1.19          1.15          1.10              1.06          1.02           1.00

* The AAL Small Cap Index, AAL Large Company Index, AAL Balanced, AAL Bond Index and AAL Money Market Subaccounts
commenced operations on June 15, 1995; the International Stock and High Yield Bond Subaccounts commenced operations on March 2, 1998. The AAL Technology Stock, AAL Aggressive Growth, AAL Small Cap Stock, AAL Mid Cap
Stock, AAL Mid Cap Index, AAL Capital Growth and AAL Equity Income Subaccounts commence operations on March 2,
2001.

Number of Accumulation Units Outstanding at the End of the Period:

Subaccount                     2000               1999               1998               1997              1996               1995
----------                     ----               ----               ----               ----              ----               ----
AAL Technology Stock           N/A                 N/A               N/A                N/A               N/A                N/A
AAL Aggressive Growth          N/A                 N/A               N/A                N/A               N/A                N/A
AAL Small Cap Stock            N/A                 N/A               N/A                N/A               N/A                N/A
AAL Small Cap Index         15,509,008         12,901,178         12,646,465         9,660,146         5,003,533           928,755
AAL Mid Cap Stock              N/A                 N/A               N/A                N/A               N/A                N/A
AAL Mid Cap Index              N/A                 N/A               N/A                N/A               N/A                N/A
AAL International           4,217,461           1,416,941          405,358              N/A               N/A                N/A
AAL Capital Growth             N/A                 N/A               N/A                N/A               N/A                N/A
AAL Large Company Index     34,711,029         30,677,434         24,637,221         17,445,874        7,868,532          1,258,237
AAL Equity Income              N/A                 N/A               N/A                N/A               N/A                N/A
AAL Balanced                41,710,588         40,066,882         31,007,716         20,544,311        8,992,900          1,364,855
AAL High Yield Bond         1,896,620           1,713,656         1,044,323             N/A               N/A                N/A
AAL Bond Index              4,395,393           4,636,639         3,397,426          1,869,057         1,185,965           402,927
AAL Money Market            26,891,890         37,007,522         28,880,399         23,019,814        14,226,261         4,931,298

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ----

General Information.....................................................SAI - 2

Regulation and Reserves.................................................SAI - 2

Principal Underwriter...................................................SAI - 2

Subaccount Names .......................................................SAI - 3

Performance Information.................................................SAI - 3

Standard and Poor's Disclaimer..........................................SAI - 8

Financial Statements....................................................SAI - 8

ORDER FORM

|  |  Please send me a copy of the most recent Statement of Additional
      Information for the Individual Flexible Premium Deferred Variable Annuity
      certificate.

--------------------------------------------------------------------------------
(Date)                              (Name)

--------------------------------------------------------------------------------
(Street Address)

--------------------------------------------------------------------------------
(City)                                  (State)              (Zip Code)

Send to:          AAL Annuity Customer Service Center

                  4321 North Ballard Road
                  Appleton, WI  54919-0001

AAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2001

for the:

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

Offered By:

AID ASSOCIATION FOR LUTHERANS

4321 North Ballard Road

Appleton, Wisconsin 54919

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated March 1, 2001, for AAL Variable Annuity Account I (the variable account) describing individual flexible premium deferred variable annuity certificates (certificates) that Aid Association for Lutherans (AAL) is offering to persons eligible for membership in AAL. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing AAL (attention: AAL Annuity Customer Service Center) at the above address.

TABLE OF CONTENTS

Caption                                                                    Page

General Information......................................................SAI - 2

Regulation and Reserves..................................................SAI - 2

Principal Underwriter....................................................SAI - 2

Subaccount...............................................................SAI - 3

Performance Information..................................................SAI - 3

Standard and Poor's Disclaimer...........................................SAI - 8

Financial Statements.....................................................SAI - 8

GENERAL INFORMATION

AAL is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established on November 24, 1902, under the laws of the State of Wisconsin. Membership is open to Lutherans and their families. AAL offers life insurance, disability income insurance and annuities to its members. All members are part of one of almost 10,000 local AAL branches throughout the United States. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia.

REGULATION AND RESERVES

AAL is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. AAL’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL would be.

Pursuant to state insurance laws and regulations, AAL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the certificates, if AAL were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.

PRINCIPAL UNDERWRITER

AAL Capital Management Corporation (AAL CMC), a wholly-owned, indirect subsidiary of AAL, serves as the exclusive principal underwriter of the certificates pursuant to a Principal Underwriting and Servicing Agreement to which AAL CMC and AAL, on behalf of itself and the variable account, are parties. The certificates are sold through AAL Representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of AAL CMC. Representatives of other broker-dealer firms with which AAL CMC has executed a selling agreement may also sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. The certificates are continuously offered in all states where AAL is authorized to sell the certificates. AAL paid underwriting commissions of $8,411,562 for the year ended December 31, 1998, $11,987,748 for the year ended December 31, 1999, and $5,939,728 for the year ended December 31, 2000. Of these amounts, AAL CMC retained $0.

SUBACCOUNT NAMES

On November 8, 2000, the AAL Variable Product Series Fund, Inc. Board of Directors approved seven new portfolios to be introduced on or about March 1, 2001. These new portfolios will underlie seven new corresponding subaccounts. In conjunction with the new portfolios, the Board of Directors also approved a name change for the portfolios.

New Portfolio and Subaccounts:

AAL Technology Stock            AAL Mid Cap Index
AAL Aggressive Growth           AAL Capital Growth
AAL Small Cap Stock             AAL Equity Income
AAL Mid Cap Stock

Old Portfolio and Subaccount Names:          New Portfolio and Subaccount Names:

AAL Variable Product Small Company Stock     AAL Small Cap Index
AAL Variable Product International Stock     AAL International
AAL Variable Product Large Company Stock     AAL Large Company Index
AAL Variable Product Balanced                AAL Balanced
AAL Variable Product High Yield Bond         AAL High Yield Bond
AAL Variable Product Bond                    AAL Bond Index
AAL Variable Product Money Market            AAL Money Market

Any references in the prospectus or SAI to the pre-existing portfolios or subaccounts will be to the new names.

PERFORMANCE INFORMATION

The variable account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner. There is no performance information for the following subaccounts which commence operations on March 2, 2001:

AAL Technology Stock
AAL Aggressive Growth
AAL Small Cap Stock
AAL Mid Cap Stock
AAL Mid Cap Index
AAL Capital Growth
AAL Equity Income

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount accumulation unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the accumulation unit value during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 2000, were 5.06% and 5.19%, respectively.

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day (or one-month) yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

             Yield = 2[(((a-b)/cd)+1)^6-1]

Where:
         a = Net dividends and interest earned during the period by the portfolio attributable to the subaccount
         b = Expenses accrued for the period (net of reimbursements)
         c = The average daily number of accumulation units outstanding during the period
         d = The accumulation unit value per unit on the last day of the period

For the 30-day period ended December 31, 2000, the 30-day yield for the Bond Index Subaccount was 4.85%, the Balanced Subaccount was 2.47% and the High Yield Bond Subaccount was 8.89%.

Standardized and Non-Standardized Average Annual Total Return. Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          P(1 + T)^n = ERV
         Where:
                  P    =  A hypothetical initial payment of $1,000
                  T    =  Average annual total return
                  n    =  Number of years
                  ERV  =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)
Standardized Average Annual Total Returns through December 31, 2000:

Name of Subaccount         1 Year            5 Years          Since Inception/1/
------------------         ------            -------          ----------------
Small Cap Index            2.93%             11.09%                11.96%
International             (23.32)              N/A                  6.45
Large Company Index       (15.95)             15.83                 17.33
Balanced                   (8.08)             10.70                 11.79
High Yield Bond            (8.81)              N/A                 (5.99)
Bond Index                  3.14              4.23                  4.96
Money Market               (1.72)             3.54                  3.78

______________

/1/ Date of inception for each subaccount:

Small Cap Index               (formerly known as AAL                  June 15, 1995
                              Variable Small Company
                              Stock Subaccount)

International                 (formerly known as AAL Variable         March 3, 1998
                              International Stock Subaccount)

Large Company Index           (formerly known as AAL Variable Large   June 15, 1995
                              Company Stock Subaccount)

Balanced                      (formerly known as AAL Variable         June 15, 1995
                              Balanced Subaccount)

High Yield Bond               (formerly known as AAL Variable High    March 3, 1998
                              Yield Bond Subaccount)

Bond Index                    (formerly known as AAL Variable Bond    June 15, 1995
                              Index Subaccount)

Money Market                  (formerly known as AAL Variable Money   June 15, 1995
                              Market Subaccount)

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) nor the annual certificate Maintenance Charge (because the average certificate size is generally expected to be greater than $1,500). If reflected, these charges would reduce the performance results presented.

Non-Standardized Average Annual Total Returns through December 31, 2000:

Name of Subaccount        1 Year            5 Years           Since Inception/1/
------------------        ------            -------           ----------------
Small Cap Index            9.85              11.70%                12.32%
International            (18.16)              N/A                   8.20
Large Company Index      (10.30)             16.47                 17.71
Balanced                  (1.90)             11.31                 12.16
High Yield Bond           (2.68)              N/A                  (4.45)
Bond Index                10.07               4.81                  5.30
Money Market               4.89               4.10                  4.12
_________________

/1/ Date of inception for each subaccount:

Small Cap Index           (formerly known as AAL                  June 15, 1995
                          Variable Small Company
                          Stock Subaccount)

International             (formerly known as AAL Variable         March 3, 1998
                          International Stock Subaccount)

Large Company Index       (formerly known as AAL Variable Large   June 15, 1995
                          Company Stock Subaccount)

Balanced                  (formerly known as AAL Variable         June 15, 1995
                          Balanced Subaccount)

High Yield Bond           (formerly known as AAL Variable High    March 3, 1998
                          Yield Bond Subaccount)

Bond Index                (formerly known as AAL Variable Bond    June 15, 1995
                          Index Subaccount)

Money Market              (formerly known as AAL Variable Money   June 15, 1995
                          Market Subaccount)

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (Hypothetical Initial Investment). Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

                           C = (ERV/P) - 1
         Where:
                  C     =  Cumulative total return
                  ERV   =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period
                  P     =  A hypothetical initial payment of $1,000

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, based on an estimated average certificate size of $20,000 and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes.

Cumulative total returns for each subaccount were:

Name of Subaccount         1 Year           5 Years           Since Inception/1/
------------------         ------           -------           ----------------
Small Cap Index            9.85%             73.92                  90.48%
International             (18.16)             N/A                    24.96
Large Company Index       (10.30)           114.32                  147.02
Balanced                   (1.90)            70.87                   88.97
High Yield Bond            (2.68)             N/A                   (12.07)
Bond Index                 10.07             26.45                   33.16
Money Market                4.89             22.28                   25.11

_________________

/1/ Date of inception for each subaccount:

Small Cap Index               (formerly known as AAL                  June 15, 1995
                              Variable Small Company
                              Stock Subaccount)

International                 (formerly known as AAL Variable         March 3, 1998
                              International Stock Subaccount)

Large Company Index           (formerly known as AAL Variable Large   June 15, 1995
                              Company Stock Subaccount)

Balanced                      (formerly known as AAL Variable         June 15, 1995
                              Balanced Subaccount)

High Yield Bond               (formerly known as AAL Variable High    March 3, 1998
                              Yield Bond Subaccount)

Bond Index                    (formerly known as AAL Variable Bond    June 15, 1995
                              Index Subaccount)

Money Market                  (formerly known as AAL Variable Money   June 15, 1995
                              Market Subaccount)

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each subaccount’s performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor’s 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to AAL is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in the variable account.

        The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 2000. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 2000, and the date of this prospectus.

The consolidated financial statements of AAL as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the variable account as of December 31, 2000 are included herein and have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference, elsewhere herein. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

The financial statements for AAL and the variable account are as follows:

Aid Association for Lutherans

Consolidated Financial Statements

Years ended December 31, 2000 and 1999

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in certificateholders’ surplus and cash flows for the years then ended. These financial statements are the responsibility of AAL’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001

                          Aid Association for Lutherans

                           Consolidated Balance Sheets

                                                                        December 31
                                                                 2000                1999
                                                            -----------------  ------------------
                                                                       (In Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                          $ 11,281            $  9,952
          Equity securities                                              825                 849
      Fixed maturities held to maturity, at amortized cost             2,810               3,261
      Mortgage loans                                                   3,092               3,151
      Real estate                                                         45                  62
      Certificate loans                                                  501                 494
      Other invested assets                                               67                  10
                                                            -----------------  ------------------
      Total investments                                               18,621              17,779

  Cash and cash equivalents                                              200                 243
  Premiums and fees receivable                                            47                  22
  Accrued investment income                                              222                 212
  Deferred acquisition costs                                             764                 807
  Property and equipment                                                  88                  89
  Assets held in separate accounts                                     2,164               2,002
  Other assets
                                                                           6                   4
                                                            -----------------  ------------------
Total Assets                                                        $ 22,112            $ 21,158
                                                            =================  ==================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
      Future certificate benefits                                   $  3,155            $  2,970
      Unpaid claims and claim expenses                                   119                  84
                                                            -----------------  ------------------
      Total certificate liabilities and accruals                       3,274               3,054

  Certificateholder funds                                             13,874              13,582
  Liabilities related to separate accounts                             2,164               2,002
  Other liabilities                                                      176                 166
                                                            -----------------  ------------------
Total Liabilities                                                     19,488              18,804

Certificateholders' Surplus
  Accumulated surplus                                                  2,591               2,363
  Accumulated other comprehensive income (deficit)                        33
                                                                                             (9)
                                                            -----------------  ------------------
Total Certificateholders' Surplus                                      2,624               2,354
                                                            -----------------  ------------------
Total Liabilities and Certificateholders' Surplus                   $ 22,112            $ 21,158
                                                            =================  ==================

See accompanying notes.

                          Aid Association for Lutherans

                        Consolidated Statements of Income

                                                                 Years Ended December 31
                                                                2000                1999
                                                          ------------------  ------------------
                                                                      (In Millions)

Revenue
      Insurance premiums                                            $   470             $   419
      Insurance charges                                                 318                 307
      Net investment income                                           1,330               1,266
      Net realized investment gains                                      94                 103
      Other revenue                                                     110                  96
                                                          ------------------  ------------------
Total revenue                                                         2,322               2,191

Benefits and expenses
      Certificate claims and other benefits                             431                 383
      Increase in certificate reserves                                  197                 184
      Interest credited                                                 840                 809
      Surplus refunds                                                   120                 115
                                                          ------------------  ------------------
      Total benefits                                                  1,588               1,491

      Underwriting, acquisition and insurance expenses                  378                 355
      Fraternal benefits and expenses                                   128                 119
                                                          ------------------  ------------------
      Total expenses                                                    506                 474
                                                          ------------------  ------------------
Total benefits and expenses                                           2,094               1,965
                                                          ------------------  ------------------
Net income                                                          $   228             $   226
                                                          ==================  ==================

See accompanying notes.

                          Aid Association for Lutherans

        Consolidated Statements of Changes in Certificateholders' Surplus

                                                                        Accumulated
                                                                           other                 Total
                                                   Accumulated          comprehensive     certificateholders'
                                                     surplus           income (deficit)         surplus
                                                -------------------  ------------------------------------------

                                                                        (In Millions)

Balance at January 1, 1999                               $   2,137             $    411              $   2,548

Comprehensive loss
  Net income                                                   226                    -                    226
  Change in unrealized gains/losses
    on securities available for sale  *                          -                (420)                  (420)
                                                                                          ---------------------
Total comprehensive loss                                                                                 (194)
                                                -------------------  -------------------  ---------------------

Balance at December 31, 1999                                 2,363                                       2,354
                                                                                    (9)

Comprehensive income
  Net income                                                   228                    -                    228
  Change in unrealized gains/losses
    on securities available for sale  *                          -
                                                                                     42                     42
                                                                                          ---------------------
Total comprehensive income                                                                                 270
                                                -------------------  -------------------  ---------------------
Balance at December 31, 2000                             $   2,591              $    33              $   2,624
                                                ===================  ===================  =====================

* Net change in  unrealized  gains/losses  on  securities  available for sale is reported net of reclassification adjustment calculated as follows:

                                                               2000                  1999
                                                        -------------------  ---------------------
Unrealized gains/losses on securities
  available for sale                                              $    214             $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                     172                    183
                                                        -------------------  ---------------------
Change in unrealized gains/losses on
  securities available for sale                                    $    42             $    (420)
                                                        ===================  =====================

See accompanying notes.

                          Aid Association for Lutherans

                      Consolidated Statements of Cash Flows

                                                                     Years Ended December 31
                                                                    2000                1999
                                                              ------------------  ------------------
                                                                          (In Millions)

Operating Activities:
      Net Income                                                        $   228             $   226
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in certificate liabilities and accruals                  220                 156
          Increase in certificateholder funds                               506                 488
          Increase in deferred acquisition costs                           (17)                (24)
          Realized gains on investments                                    (94)               (103)
          Provisions for amortization and depreciation                       18                  19
          Changes in other assets and liabilities
                                                                            (1)                   9
                                                              ------------------  ------------------
      Net cash provided by operating activities                             860                 771

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                  (3,518)             (3,839)
          Sales - fixed maturities                                        1,625               1,449
          Maturities and calls- fixed maturities                            790                 972
          Purchases - equities                                            (768)               (580)
          Sales - equities                                                  732                 636
      Securities held to maturity:
          Purchases                                                       (156)                (82)
          Maturities and calls                                              616                 730
      Mortgage loans funded                                               (184)               (249)
      Mortgage loans repaid                                                 266                 266
      Certificate loans, net
                                                                            (7)                   6
      Other                                                                (85)                (51)
                                                              ------------------  ------------------
      Net cash used in investing activities                               (689)               (742)

Financing Activities:
      Universal life and investment contract receipts                     1,045               1,028
      Universal life and investment contract withdrawals                (1,259)             (1,046)
                                                              ------------------  ------------------
      Net cash used in financing activities                               (214)                (18)
                                                              ------------------  ------------------
Net increase (decrease) in cash and cash equivalents                       (43)                  11
Cash and cash equivalents, beginning of year                                243                 232
                                                              ------------------  ------------------
Cash and cash equivalents, end of year                                  $   200             $   243
                                                              ==================  ==================

See accompanying notes.

Aid Association for Lutherans

Notes to Consolidated Financial Statements

December 31, 2000

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Aid Association for Lutherans (AAL) is the nation’s largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC). CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL’s wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation

The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments

Investments in fixed maturities are classified as available for sale or held to maturity according to the holder’s intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders’ surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Investments (Continued)

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL’s securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL’s classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives. Accumulated depreciation was $111,000,000 and $102,000,000 at December 31, 2000 and 1999, respectively.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Certificate Liabilities and Accruals

Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Surplus Refunds

Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL’s Board of Directors.

Fraternal Benefits

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue

Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes

AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL’s wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL’s consolidated financial statements.

Recent Pronouncements

In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000. Because of AAL’s minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

AAL's  investments  in  available  for  sale  securities  and  held to  maturity securities are summarized as follows:

                                                           Gross           Gross         Estimated
                                        Amortized        Unrealized      Unrealized         Fair
                                         Cost              Gains           Losses           Value
                                   -----------------   -------------- --------------------------------
                                                             (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                        $ 2,431            $  14        $ (23)            $ 2,422
      Obligations of other
        governments, states and
        political subdivisions                   17
                                                                   -             -                 17
      Corporate bonds                         7,216               91         (224)
                                                                                                7,083
      Mortgage & asset-backed                 1,734               31
    securities                                                                 (6)              1,759
                                   -----------------   -------------- -------------     --------------
      Total fixed maturity                   11,398              136         (253)             11,281
    securities
    Equity securities                           696              175          (46)
                                                                                                  825
                                   -----------------   -------------- -------------     --------------
Total                                      $ 12,094            $ 311       $ (299)           $ 12,106
                                   =================   ============== =============     ==============

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies            $  143             $  7         $   -             $  150
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                            107                2
                                                                                 -                109
      Obligations of other
        governments, states and
        political subdivisions                   39
                                                                   -             -                 39
      Corporate bonds                         2,214               53          (21)
                                                                                                2,246
      Mortgage & asset-backed                   307                6
    securities                                                                 (1)                312
                                   -----------------   -------------- -------------     --------------
Total                                       $ 2,810            $  68        $ (22)            $ 2,856
                                   =================   ============== =============     ==============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

                                                        Gross             Gross              Estimated
                                      Amortized        Unrealized          Unrealized           Fair
                                        Cost            Gains                Losses             Value
                                   ---------------  ---------------   ------------------------------------
                                                               (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                      $ 2,182            $   -            $ (86)              $ 2,096
      Obligations of other
        governments, states and
        political subdivisions                                   -                 -
                                               17                                                      17
      Corporate bonds                       6,585               14             (267)                6,332
      Mortgage & asset-backed               1,542                1              (36)                1,507
    securities
                                   ---------------  ---------------   ---------------      ---------------
      Total fixed maturity                 10,326               15             (389)                9,952
    securities
    Equity securities                                          299              (15)
                                              565                                                     849
                                   ---------------  ---------------   ---------------      ---------------
Total                                    $ 10,891            $ 314           $ (404)             $ 10,801
                                   ===============  ===============   ===============      ===============

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies          $  165             $  3            $  (5)               $  163
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                             3               (1)
                                              128                                                     130
      Obligations of other
        governments, states and
        political subdivisions                                   -               (1)
                                               48                                                      47
      Corporate bonds                       2,525               43              (48)                2,520
      Mortgage & asset-backed                                    4               (4)
    securities                                395                                                     395
                                   ---------------  ---------------   ---------------      ---------------
Total                                     $ 3,261            $  53            $ (59)              $ 3,255
                                   ===============  ===============   ===============      ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

The amortized  cost and  estimated  fair value of fixed  maturity  securities at
December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual  maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale                 Held to Maturity
                                              -------------------------------   -------------------------------
                                                Amortized          Fair           Amortized          Fair
                                                  Cost            Value             Cost            Value
                                              --------------  ---------------   --------------  ---------------
                                                                       (In Millions)

Due in one year or less                              $  299           $  306           $  139           $  136
Due after one year through five years                 4,471            4,363            1,161            1,180
Due after five years through ten years                2,210            2,184              640              652
Due after ten years                                     253              247              456              467
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                  7,233            7,100            2,396            2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                            2,431            2,422              107              109
Mortgage and asset-backed securities                  1,734            1,759              307              312
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities                     $11,398          $11,281          $ 2,810          $ 2,856
                                              ==============  ===============   ==============  ===============

Major categories of AAL's investment income are summarized as follows:

                                            Years Ended December 31
                                             2000             1999
                                         --------------  ---------------
                                                 (In Millions)

Fixed maturity securities                      $ 1,001           $  942
Equity securities                                                    13
                                                    21
Mortgage loans                                     259              270
Investment real estate                                               11
                                                    10
Certificate loans                                                    35
                                                    35
Other invested assets
                                                    13                5
                                         --------------  ---------------
Gross investment income                          1,339            1,276
Investment expenses                                                  10
                                                     9
                                         --------------  ---------------
Net investment income                          $ 1,330          $ 1,266
                                         ==============  ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                  Years Ended December 31
                                                   2000              1999
                                             ----------------- -----------------
                                                       (In Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                          $   17            $   14
         Gross realized losses                           (45)              (18)
      Equity securities:
         Gross realized gains                             171               152
         Gross realized losses                           (76)              (62)
Other investments, net                                     27                17
                                             ----------------- -----------------
Net realized investment gains                          $   94            $  103
                                             ================= =================

Net unrealized  gains/losses on securities  available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                        December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                $   12          $   (90)
Increase in deferred acquisition costs                                                    21                81
                                                                            ----------------- -----------------
Net unrealized gains (losses) on available for sale securities                        $   33           $   (9)
                                                                            ================= =================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                  Years Ended December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fixed maturity securities available for sale                                          $  257          $  (527)
Equity securities available for sale                                                   (155)               (9)
Deferred acquisition costs                                                              (60)               116
                                                                            ----------------- -----------------
                                                                                      $   42          $  (420)
                                                                            ================= =================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL invests in mortgage  loans,  principally  involving  commercial real estate.
Such  investments  consist of first mortgage liens on completed income producing properties.  AAL manages its  investments in mortgage loans to limit credit risk by diversifying  among various  geographic regions and property types as follows as of December 31, 2000:

                                               Principal        Percent
                                           ------------------  ----------
                                             (In Millions)
Geographic Region:
      South Atlantic                                $  1,047        32.9
      Pacific                                            945        29.7
      Midwest                                            657        20.7
      Other                                              532        16.7
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

Property Type:
      Industrial                                     $   994        31.2
      Office                                             754        23.7
      Retail                                             407        12.8
      Residential                                        263         8.3
      Church                                             253         8.0
      Other                                              510        16.0
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                Years Ended December 31
                                                 2000              1999
                                           -----------------  ----------------
                                                     (In Millions)

Balance at January 1                                 $  107            $  118
Provisions for credit losses (credit)                  (18)
                                                                         (11)
Charge offs
                                                          -                 -
                                           -----------------  ----------------
Balance at December 31                               $   89            $  107
                                           =================  ================

AAL's  investment in mortgage loans includes  $109,000,000  and  $178,000,000 of loans  that are  considered  to be  impaired  at  December  31,  2000 and  1999, respectively,  for which the related allowance for credit losses are $16,000,000 and  $35,000,000  at  December  31,  2000 and 1999,  respectively.  The  average recorded  investment in impaired  loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively. AAL recorded interest
income,   using  the  accrual  method,  on  impaired  loans  of  $8,000,000  and
$14,000,000 for 2000 and 1999, respectively.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                Years Ended December 31
                                                                 2000              1999
                                                            ----------------  ----------------
                                                                     (In Millions)

Balance at beginning of year                                         $  807            $  667
Acquisition costs deferred:
      Commissions                                                        83
                                                                                           81
      Other costs                                                        30
                                                                                           29
                                                            ----------------  ----------------
      Total deferred                                                    113               110
Acquisition costs amortized                                            (96)
                                                                                         (86)
                                                            ----------------  ----------------
Increase in deferred acquisition costs                                   17
                                                                                           24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)           (60)               116
                                                            ----------------  ----------------
Total increase (decrease)                                              (43)               140
                                                            ----------------  ----------------
Balance at end of year                                               $  764            $  807
                                                            ================  ================

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions

AAL offers a noncontributory  defined retirement plan and a contributory savings plan to substantially  all home office and field employees.  The savings plan is defined under the Internal  Revenue Code section 401(k) as a profit sharing plan that  allows  participant  contributions  on a  before-tax  basis  as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and  life  insurance  for  substantially  all  retired  home  office  and  field personnel.

The  following  tables  set  forth the  amounts  recognized  in AAL's  financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              2000              1999              2000              1999
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Millions)
Projected benefit obligation for
  services rendered to date                       $  298            $  266            $   63            $   63
Plan assets at fair value                            330               332
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------
Funded (unfunded) status of
  the plan                                        $   32            $   66          $   (63)          $   (63)
                                        ================= ================= ================= =================
Accrued liability included in
  consolidated balance sheet                      $   10            $   10            $   50            $   44

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions (Continued)

The following summarizes certain assumptions included in the preceding schedule:

                                         Retirement Plans                     Other Benefits
                                                        Years Ended December 31
                                      2000              1999              2000              1999
                                ----------------- ----------------- ----------------- -----------------

Discount rate                         7.5%              7.5%              7.5%              7.5%
Expected return on plan assets        9.0%              9.0%                -                 -
Rate of compensation increase         5.0%              5.0%                -                 -
Health care trend rate                  -                 -               6.0%              6.0%

                              Savings Plan             Retirement Plans            Other Benefits
                                                    Years Ended December 31
                           2000          1999         2000          1999         2000         1999
                        ------------  -----------  ------------  -----------  ------------ ------------
                                                        (In Millions)

Benefit cost                $ -        $               $ -           $ 4          $ 9          $ 4
                                          -
Employer contributions         5
                                          5             -              -            -            -
Employee contributions        19         18
                                                        -              -            -            -
Benefits paid                 25         18             11            11            3            2

Note 5.  Synopsis of Statutory Financial Results

The accompanying  financial  statements differ from those prepared in accordance with  statutory  accounting  practices  prescribed  or permitted  by  regulatory
authorities.   Currently,   "prescribed"   statutory  accounting  practices  are
interspersed  throughout  state  insurance  laws and  regulations,  the National
Association  of  Insurance  Commissioner's  ("NAIC")  Accounting  Practices  and
Procedures  Manual  and  a  variety  of  other  NAIC  publications.  "Permitted"
statutory  accounting  practices encompass all accounting practices that are not prescribed;  such  practices  may differ  from state to state,  may differ  from company to company within a state, and may change in the future.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

The more  significant  differences are as follows:  (a) investments in bonds are reported at amortized  cost or at fair value with  unrealized  holding gains and
losses  reported  as  a  separate  component  of  certificateholders'   surplus,
depending on their  designation at purchase as held to maturity or available for sale,  respectively,  rather than being  valued based on the bond's NAIC rating;
(b) certain  acquisition costs of new business are deferred and amortized rather than being  charged to operations as incurred;  (c) the  liabilities  for future certificate benefits and expenses are based on reasonably conservative estimates
of  expected  mortality,   interest,  withdrawals  and  future  maintenance  and
settlement  expenses  rather  than  using  statutory  rates  for  mortality  and interest;  (d)  certain  assets,  principally  costs  in  excess  of net  assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to  certificateholders'  surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders'  surplus rather than as a liability;
and (f)  revenues  for  universal  life and  investment-type  contracts  include mortality,  expense and surrender charges levied against the certificateholders'
accounts  rather than  including  as  revenues  the  premiums  received on these
certificates.   Expenses  include  interest  added  to  the  certificateholders'
accounts rather than reserve changes related to the investment  portion of these policies.  Summarized  statutory-basis  financial  information  for  AAL  on  an unconsolidated basis is as follows:

                                                     December 31
                                               2000               1999
                                         ------------------ ------------------
                                                    (In Millions)

Assets                                            $ 21,502           $ 20,800
                                         ================== ==================

Liabilities                                       $ 19,685           $ 19,044
Unassigned funds                                     1,817              1,756
                                         ------------------ ------------------
Total liabilities and unassigned funds            $ 21,502           $ 20,800
                                         ================== ==================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                  Years ended December 31
                                                 2000               1999
                                           ------------------ ------------------
                                                      (In Millions)

Premium income and certificate proceeds             $  1,835           $  1,849
Net investment income                                  1,321              1,256
Other income                                              34                 42
                                           ------------------ ------------------
      Total income                                     3,190              3,147

Reserve increase                                         505                623
Certificateholders' benefits                           1,801              1,487
Surplus refunds                                          121                117
Commissions and operating costs                          411                402
Other                                                    249                350
                                           ------------------ ------------------
      Total benefits and expenses                      3,087              2,979
                                           ------------------ ------------------

Net gain from operations                                 103                168
Net realized capital gains                                66                 88
                                           ------------------ ------------------
      Net income                                     $   169            $   256
                                           ================== ==================

The NAIC revised the  Accounting  Practices and  Procedures  Manual in a process referred to as  Codification.  The revised manual is effective  January 1, 2001.
Wisconsin  insurance  laws  and  regulations  define  the  NAIC  manual  as  the prescribed  method of accounting.  The revised NAIC manual has changed,  to some extent,  prescribed statutory accounting practices and results in changes to the accounting  practices  that AAL uses to prepare  its  statutory-basis  financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis  capital  and  surplus  as  of  January  1,  2001  will  not  be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The  following  methods  and  assumptions  were used in  estimating  fair  value disclosures for financial instruments:

Cash and Cash  Equivalents  The carrying  amounts  reported in the  accompanying
Consolidated Balance Sheets for these instruments approximate their fair values.

Investment  Securities  Fair values for fixed  maturity  securities are based on quoted market prices where  available,  or are estimated  using values  obtained from independent  pricing  services.  All fixed maturity issues are individually priced based on year-end  market  conditions,  the credit quality of the issuing company,  the interest  rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 6.  Fair Value of Financial Instruments (Continued)

Mortgage Loans
The fair values for mortgage  loans are  estimated  using  discounted  cash flow analyses,  based on interest rates  currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar  characteristics  are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the  accompanying  Consolidated  Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type  contracts,  such as
deferred  annuities,  variable  annuities,  and  other  liabilities,   including
supplementary  contracts without life contingencies,  deferred income settlement options and refunds on deposit,  are  estimated to be the cash  surrender  value
payable   upon   immediate   withdrawal.   These   amounts   are   included   in
certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                       2000                                 1999
                                  ----------------------------------   ----------------------------------
                                                       Estimated                            Estimated
                                       Cost           Fair Value            Cost           Fair Value
                                  ----------------  ----------------   ----------------  ----------------
                                                              (In Millions)
Financial Assets:
      Fixed maturities                   $ 14,208          $ 14,137           $ 13,587          $ 13,207
      Equity securities                       696               825                565               849
      Mortgage loans                        3,092             3,393              3,151             3,204
      Cash and cash equivalents               200               200                243               243
      Certificate loans                       501               501                494               494
      Separate account assets               2,164             2,164              2,002             2,002

Financial Liabilities:
      Deferred annuities                    7,398             7,368              7,419             7,368
      Separate account liabilities          2,164             2,164              2,002             2,002
      Other                                   723               719                721               718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies  that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other  matters are not  considered  material  in  relation to the  financial position of AAL. AAL has not made any  provision in the  consolidated  financial statements  for  liabilities,  if any, that might  ultimately  result from these contingencies.

AAL Variable Annuity Account I

Audited Financial Statements

December 31, 2000

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans

We have audited the accompanying statement of net assets of the AAL Variable Annuity Account I (the Account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 2000, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Milwaukee, Wisconsin
January 24, 2001

                         AAL Variable Annuity Account I

                             Statement of Net Assets

                                December 31, 2000

Assets
Investments in AAL Variable Product Series Fund, Inc.:
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 21,656,201 shares at net asset
          value of $13.64 per share (cost $293,377,316)                             $ 295,390,178
    International Stock Subaccount:
       International Stock Portfolio, 4,291,777 shares at net asset
          value of $12.28 per share (cost $59,719,273)                                 52,705,583
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 35,548,974 shares at net asset
          value of $24.12 per share (cost $675,871,499)                               857,561,941
    Balanced Subaccount:
       Balanced Portfolio, 51,018,844 shares at net asset value of $15.45
          per share (cost $738,358,790)                                               788,321,213
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 2,437,991 shares at net asset value
          of $6.84 per share (cost $20,188,208)                                        16,669,094
    Bond Subaccount:
       Bond Portfolio, 5,841,812 shares at net asset value of $10.02 per
          share (cost $58,831,237)                                                     58,557,860
    Money Market Subaccount:
       Money Market Portfolio, 33,630,337 shares at net asset value of
          $1.00 per share (cost $33,630,337)                                           33,630,337
                                                                            ----------------------
Total Investments (cost $1,879,976,660)                                             2,102,836,206
Liabilities
                                                                                                -
                                                                            ----------------------
Net Assets                                                                         $2,102,836,206
                                                                            ======================

                                                             Unit             Extended
                                            Units           Value               Value
                                       ----------------  -------------  ----------------------
Net Assets are represented by:
    Small Company Stock Subaccount          15,509,008         $19.05           $ 295,390,178
    International Stock Subaccount           4,217,461          12.50              52,705,583
    Large Company Stock Subaccount          34,711,029          24.70             857,561,941
    Balanced Subaccount                     41,710,588          18.90             788,321,213
    High Yield Bond Subaccount               1,896,620           8.79              16,669,094
    Bond Subaccount                          4,395,393          13.32              58,557,860
    Money Market Subaccount                 26,891,890           1.25              33,630,337
                                                                        ----------------------
Total Net Assets                                                               $2,102,836,206
                                                                        ======================

The accompanying notes to the financial statements are an integral part of this statement.

                         AAL Variable Annuity Account I

                             Statement of Operations

                      For The Year Ended December 31, 2000

                                                              Small                                Large                                 High
                                                             Company        International         Company                               Yield                              Money
                                                              Stock             Stock              Stock             Balanced            Bond             Bond            Market
                                          Combined         Subaccount         Subaccount        Subaccount          Subaccount        Subaccount       Subaccount       Subaccount
                                      -----------------  ----------------  ----------------- ------------------  -----------------  ---------------  ---------------- ----------------

Investment income:
  Dividends                                $44,483,376       $ 1,109,624        $ 1,161,304        $ 7,695,104        $27,079,098       $1,634,514        $3,581,229       $2,222,503
  Capital gain distributions                60,605,219        20,168,778                                               29,578,821
                                                                                    936,004          9,921,616                                   -                 -                -
                                      -----------------  ----------------  ----------------- ------------------  -----------------  ---------------  ---------------- ----------------
Total investment income                    105,088,595        21,278,402                            17,616,720         56,657,919                          3,581,229        2,222,503
                                                                                  2,097,308                                              1,634,514

Expenses-mortality and expense
  risk charges                              26,218,148                                              11,147,428
                                                               3,253,380            546,953                             9,921,686          200,612           683,010          465,079
                                      -----------------  ----------------  ----------------- ------------------  -----------------  ---------------  ---------------- ----------------
Net investment income                       78,870,447        18,025,022                                               46,736,233                          2,898,219        1,757,424
                                                                                  1,550,355          6,469,292                           1,433,902

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                             8,783,504           319,664             23,429          2,664,106          6,593,940        (644,322)         (173,313)                -
  Change in unrealized
    appreciation (depreciation)
    of investments                       (177,762,587)                         (11,619,399)      (104,864,115)       (68,566,606)      (1,236,350)         2,609,806
                                                               5,914,077                                                                                                            -
                                      -----------------  ----------------  ----------------- ------------------  -----------------  ---------------  ---------------- ----------------
Net gain (loss) on investments           (168,979,083)                         (11,595,970)      (102,200,009)       (61,972,666)      (1,880,672)         2,436,493
                                                               6,233,741                                                                                                            -
                                      -----------------  ----------------  ----------------- ------------------  -----------------  ---------------  ---------------- ----------------
Net increase (decrease) in net assets
  resulting from operations             $ (90,108,636)      $ 24,258,763      $(10,045,615)     $ (95,730,717)     $ (15,236,433)      $ (446,770)        $5,334,712       $1,757,424
                                      =================  ================  ================= ==================  =================  ===============  ================ ================

The accompanying notes to the financial statements are an integral part of this statement.

                         AAL Variable Annuity Account I

                       Statements of Changes in Net Assets

                 For the Years Ended December 31, 2000 and 1999

                                           Small                      Large                      High
                                          Company     International  Company                     Yield                     Money
                                           Stock         Stock        Stock       Balanced       Bond         Bond        Market
                            Combined     Subaccount    Subaccount   Subaccount    Subaccount   Subaccount   Subaccount  Subaccount
                          ------------- --------------------------------------------------------------------------------------------

Net assets at January 1,             $             $   $                      $   $            $
1999                      1,402,590,240  197,822,567    4,430,887   570,197,756  544,728,825    9,998,212  $42,181,532  $33,230,461

Increase in net assets
Net investment income
                            52,207,858     8,684,715      125,132     5,075,782   33,149,141    1,217,352    2,551,689    1,404,047
Net realized gain (loss) from
    investment
transactions                 1,550,706       872,095       68,477       393,418      570,262    (303,031)     (50,515)            -
Change in unrealized appreciation
   (depreciation) of
investments                158,538,141    11,603,317    4,439,435   119,150,763   28,823,575  (1,704,175)  (3,774,774)            -
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net
   assets resulting from
operations                 212,296,705    21,160,127    4,633,044   124,619,963   62,542,978    (789,854)  (1,273,600)    1,404,047

Capital share transactions
   Transfers of net
premiums                   435,244,449    18,054,575    6,036,067   104,121,690  119,968,776    4,715,743   12,240,979  170,106,619
   Transfers of death
benefits                  (12,423,414)     (819,611)     (16,590)   (3,310,953)  (7,311,640)     (87,823)    (598,806)    (277,991)
   Transfers of
surrenders                (50,522,977)   (5,679,928)    (223,557)  (18,492,496)  (20,824,575)   (570,420)  (1,875,901)  (2,856,100)
   Transfers between
subaccounts                (9,300,118)   (6,923,992)    6,781,270    67,839,017   72,857,671    2,221,802    5,397,084  (157,472,970)
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase in net assets
   resulting from capital
   share transactions
                           362,997,940     4,631,044   12,577,190   150,157,258  164,690,232    6,279,302   15,163,356    9,499,558
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Total increase in net
assets                     575,294,645    25,791,171   17,210,234   274,777,221  227,233,210    5,489,448   13,889,756   10,903,605
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net assets at December
31, 1999                  1,977,884,885  223,613,738   21,641,121   844,974,977  771,962,035   15,487,660   56,071,288   44,134,066

Increase (decrease) in net assets
Net investment income
                            78,870,447    18,025,022    1,550,355     6,469,292   46,736,233    1,433,902    2,898,219    1,757,424
Net realized gain (loss) from
   investment
transactions                 8,783,504       319,664       23,429     2,664,106    6,593,940    (644,322)    (173,313)            -
Change in unrealized appreciation
   (depreciation) of
investments               (177,762,587)    5,914,077  (11,619,399) (104,864,115) (68,566,606) (1,236,350)    2,609,806            -
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net assets
   resulting from
operations                (90,108,636)    24,258,763  (10,045,615) (95,730,717)  (15,236,433)   (446,770)    5,334,712    1,757,424

Capital share transactions
   Transfers of net
premiums                   328,447,306    31,374,894   18,838,341    89,070,528   60,152,262    2,389,291    3,826,146  122,795,844
   Transfers of death
benefits                  (16,642,860)   (1,745,098)    (105,581)   (5,575,021)  (8,261,530)    (134,882)    (626,225)    (194,523)
   Transfers of
surrenders                (86,140,947)   (9,021,117)  (1,307,507)  (32,945,035)  (35,437,927)   (686,705)  (2,926,547)  (3,816,109)
   Transfers between
subaccounts               (10,603,542)    26,908,998   23,684,824    57,767,209   15,142,806       60,500  (3,121,514)  (131,046,365)
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net assets
   resulting from capital
   share transactions
                           215,059,957    47,517,677   41,110,077   108,317,681   31,595,611    1,628,204  (2,848,140)  (12,261,153)
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Total increase
(decrease) in net assets   124,951,321    71,776,440   31,064,462    12,586,964   16,359,178    1,181,434    2,486,572  (10,503,729)
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net assets at December               $             $                          $   $            $
31, 2000                  2,102,836,206  295,390,178  $52,705,583   857,561,941  788,321,213   16,669,094  $58,557,860  $33,630,337
                          ============= ============= ============ ============= ============ ============ ============ ============

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Annuity Account I

Notes to Financial Statements

December 31, 2000

Note 1. Summary of Significant Accounting Policies

The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity certificates.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $5,000 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)

Note 4.  Investment Transactions

The  aggregate  cost  of  investment  securities  purchased  and  proceeds  from investment securities sold by subaccount are as follows:

Year ended December 31, 2000            Purchases               Sales
                                   --------------------  --------------------

Small Company Stock Subaccount            $ 66,976,950           $ 1,434,251
International Stock Subaccount              42,817,394               156,962
Large Company Stock Subaccount             119,274,932             4,487,959
Balanced Subaccount                         97,015,147            18,683,303
High Yield Bond Subaccount                   4,774,613             1,712,507
Bond Subaccount                              7,551,653             7,501,574
Money Market Subaccount                     36,468,931            46,972,660
                                   --------------------  --------------------
Combined                                 $ 374,879,620          $ 80,949,216
                                   ====================  ====================

Year ended December 31, 1999

Small Company Stock Subaccount            $ 23,649,930          $ 10,334,171
International Stock Subaccount              13,358,551               656,230
Large Company Stock Subaccount             155,912,979               679,939
Balanced Subaccount                        199,336,940             1,497,567
High Yield Bond Subaccount                   9,130,531             1,633,878
Bond Subaccount                             20,688,756             2,973,712
Money Market Subaccount                     54,975,789            44,067,709
                                   --------------------  --------------------
Combined                                 $ 477,053,476          $ 61,843,206
                                   ====================  ====================

                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)

Note 5.  Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                                                 Units Sold                          Units Redeemed                   Net Increase (Decrease)
                                    -------------------------------------- ------------------------------------  -----------------------------------
                                          Units              Amount             Units             Amount              Units             Amount
                                    ------------------  ------------------ ----------------- ------------------  ----------------  -----------------
Year ended December 31, 2000
Small Company Stock
  Subaccount                                                 $ 58,283,893                         $ 10,766,216                         $ 47,517,677
                                            3,202,504                               594,674                            2,607,830
International Stock Subaccount                                 42,523,164
                                            2,900,733                               100,213          1,413,087         2,800,520         41,110,077
Large Company Stock
  Subaccount                                                  146,837,737         1,450,419         38,520,056                          108,317,681
                                            5,484,013                                                                  4,033,594
Balanced Subaccount                                            75,295,069         2,278,376         43,699,458
                                            3,922,082                                                                  1,643,706         31,595,611
High Yield Bond Subaccount
                                              275,662           2,449,791            92,697            821,587           182,965          1,628,204
Bond Subaccount
                                              306,566           3,826,146           547,812          6,674,286         (241,246)        (2,848,140)
Money Market Subaccount                   100,990,508         122,795,843       111,106,140        135,056,996      (10,115,632)       (12,261,153)
                                    ------------------  ------------------ ----------------- ------------------  ----------------  -----------------
Combined                                  117,082,068       $ 452,011,643       116,170,331      $ 236,951,686                        $ 215,059,957
                                                                                                                         911,737
                                    ==================  ================== ================= ==================  ================  =================

Year ended December 31, 1999
Small Company Stock
  Subaccount                                                 $ 18,054,575                         $ 13,423,531                          $ 4,631,044
                                            1,166,367                               911,654                              254,713
International Stock Subaccount                                 12,817,336
                                            1,031,240                                19,657            240,146         1,011,583         12,577,190
Large Company Stock
  Subaccount                                                  171,960,708                           21,803,450                          150,157,258
                                            6,920,531                               880,318                            6,040,213
Balanced Subaccount                                           192,826,447         1,545,063         28,136,215                          164,690,232
                                           10,604,229                                                                  9,059,166
High Yield Bond Subaccount
                                              739,641           6,937,545            70,308            658,243           669,333          6,279,302
Bond Subaccount                                                17,638,062
                                            1,442,135                               202,922          2,474,706         1,239,213         15,163,356
Money Market Subaccount                   145,438,322         170,106,619       137,311,199        160,607,061
                                                                                                                       8,127,123          9,499,558
                                    ------------------  ------------------ ----------------- ------------------  ----------------  -----------------
Combined                                  167,342,465       $ 590,341,292       140,941,121      $ 227,343,352        26,401,344      $ 362,997,940
                                    ==================  ================== ================= ==================  ================  =================

                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)

Note 6.  Net Assets

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 2000, consisted of:

                                                        Small                               Large                               High
                                                       Company        International        Company                             Yield                             Money
                                                        Stock             Stock             Stock           Balanced            Bond             Bond            Market
                                    Combined          Subaccount        Subaccount       Subaccount        Subaccount        Subaccount       Subaccount       Subaccount
                               ------------------- -----------------  ---------------  ----------------  ----------------  ---------------  ---------------  ---------------

Paid-in capital                   $ 1,668,028,897     $ 227,092,935     $ 57,971,090     $ 659,157,775     $ 626,947,231     $ 18,128,086     $ 50,697,124     $ 28,034,656
Accumulated undistributed net
  investment income
                                      200,019,414        64,738,424        1,650,520        12,859,064       103,793,112        3,036,498        8,346,115        5,595,681
Accumulated undistributed net
  realized gain (loss) from
  investment transactions
                                       11,928,349         1,545,957           97,663         3,854,660         7,618,447        (976,376)        (212,002)                -
Net unrealized appreciation
  (depreciation) of
investments                           222,859,546         2,012,862      (7,013,690)       181,690,442        49,962,423      (3,519,114)        (273,377)                -
                               ------------------- -----------------  ---------------  ----------------  ----------------  ---------------  ---------------  ---------------
Net assets                        $ 2,102,836,206     $ 295,390,178     $ 52,705,583     $ 857,561,941     $ 788,321,213     $ 16,669,094     $ 58,557,860     $ 33,630,337
                               =================== =================  ===============  ================  ================  ===============  ===============  ===============

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

    Part B: AAL Variable Annuity Account I
            The following audited financial statements of AAL Variable Annuity Account I are included in Part B of this Registration Statement.  The financial statements are:

    Report of Independent Auditors
    Statement of Net Assets as of December 31, 2000
    Statement of Operations for the year ended December 31, 2000
    Statements of Changes in Net Assets for the years ended December 31, 2000, and 1999
    Notes to Financial Statements dated December 31, 2000

             Aid Association for Lutherans
             The following audited financial statements of Aid Association for Lutherans
             ("Depositor") as of December 31, 2000, December 31, 1999, and December 31, 1998, are
             included in Part B:

    Report of Independent Auditors
    Consolidated Balance Sheets
    Consolidated Statements of Income
    Consolidated Statements of Changes in Certificate Holders' Surplus
    Consolidated Statements of Cash Flow
    Notes to Financial Statements

(b) Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from
Registrant's prior Registration Statement, as amended.

Exhibit        Name of Exhibit                                          Incorporated by Reference/1/      Filed
Number                                                                                                    Herewith
1              Resolution of the Board of Directors of the Depositor    Post-Effective Amendment #3
               authorizing the establishment of AAL Variable Annuity    dated April 18, 1997
               Account I
2              Not applicable
3              Amended and Restated  Principal Underwriting and         Post-Effective Amendment #8
               Servicing Agreement between Aid Association for          dated April 20, 2000
               Lutherans (AAL) and AAL Capital Management Corporation
               (AAL CMC)  dated January 1, 2000
4(a)           Variable Annuity Certificate (Adult)                                                            X
4(b)           Variable Annuity Certificate (Juvenile)                                                         X
4(c)           Omnibus IRA Endorsements                                 Post-Effective Amendment #7
                                                                        dated April 22, 1999
4(d)           403(b) Endorsement and SIMPLE-IRA Endorsement            Post-Effective Amendment #5
                                                                        dated February 27, 1998
4(e)           Variation pages applicable to both Adult and Juvenile    Post-Effective Amendment #7
               Certificates used in various states                      dated April 22, 1999
5(a)           Standard Computer Certificate Application Form           Post-Effective Amendment #7
                                                                        dated April 22, 1999
5(b)           Computer Application Certification Form                  Post-Effective Amendment #5
                                                                        dated February 27, 1998
5(c)           Variable Annuity Option Selection Form                   Post-Effective Amendment #7
                                                                        dated April 22, 1999
5(d)           Section 1035 Exchange Form                               Post-Effective Amendment #1
                                                                        dated June 13, 1995
5(e)           Omnibus IRA Disclosures and Financial Disclosures        Post-Effective Amendment #7
                                                                        dated April 22, 1999
5(f)           TSA Salary Reduction Agreement                           Post-Effective Amendment #7
                                                                        dated April 22, 1999
5(g)           MCA Worksheet                                            Post-Effective Amendment #7
                                                                        dated April 22, 1999
6(a)           Articles of Incorporation of Depositor                   Post-Effective Amendment #8
                                                                        dated April 20, 2000
6(b)           Bylaws of Depositor                                                                             X
7              Not applicable
8(a)           Amended and Restated Participation Agreement between     Post-Effective Amendment #8
               AAL, AAL CMC, the Accounts and the Fund as of January    dated April 20, 2000
               1, 2000
8(b)           Amended and Restated Participation Agreement between     Post-Effective Amendment #8
               AAL, the AAL Savings Plan, AAL CMC and the Fund as of    dated April 20, 2000
               January 1, 2000
8(c)           Amendment to the Trade Name/Service Mark Licensing       Post-Effective Amendment #7
               Agreement between AAL and the Fund dated March 15 1999   dated April 22, 1999
8(d)           Second Amended and Restated Transfer Agency Agreement                                           X
               dated December, 12, 2000
9              Opinion of Counsel as to the legality of the                                                    X
               securities being registered (including written consent)
10             Consent of Independent Auditors                                                                 X
11             Not applicable
12             Not applicable
13             Schedules for computation of each performance            Post-Effective Amendment #2
               quotation in the Registration Statement                  dated April 29, 1996
15             Power of Attorney for Karen P. Goebel and R. Scott                                              X
               Zimmer

---------------
/1/ Documents incorporated by reference are incorporated from the identified previously filed amendments to this Registration Statement.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal                         Positions and Offices
Business Address                           with Depositor
----------------                           --------------

John O. Gilbert                            Chairman of the Board, President and
4321 North Ballard Road                    Chief Executive Officer
Appleton, WI  54919

Raymond G. Avischious
formerly President & General Manager
Shurfine-Central 4200 Oaksbury Lane
Rolling Meadows, IL 60008                  Director

Richard E. Beumer
Vice Chairman
Jacobs Engineering Group, Inc.
13723 Riverport Drive
Maryland Heights, MO  63043                Director

Kenneth Daly, CPA
Partner
KPMG LLP
1600 Market Street
Philadelphia, PA 19103-7201                Director

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                           Director

Karen P. Goebel
Professor & Extension Specialist
School of Human Ecology
University of Wisconsin - Madison
Madison, WI  53706                         Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                        Director

Robert H. Hoffman
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                              Director
North Mankato, MN 56002-3728

Robert E. Long
Senior Vice President
Park Bank
15850 West Bluemound Road
Brookfield, WI  53005                      Director

Robert B. Peregrine
President
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203-1960                   Director

Paul D. Schrage
Formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262                      Director

James H. Scott
Principal
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899           Director

Kathi P. Seifert
Executive Vice President
Kimberly Clark Corporation
2100 Winchester Road
Neenah, WI 54956                           Director

Roger G. Wheeler
Formerly President
Wheel-Air Charter, Inc.
6109 West 104th Street                     Director
Bloomington, MN 55438

E. Marlene Wilson
President
Volunteer Management Associates
320 South Cedar Brook Road
Boulder, CO 80304                          Director

Rev. Thomas R. Zehnder
Pastor
King of Glory Lutheran Church
4897 Longhill Road
Williamsburg, VA  23188                    Director

R. Scott Zimmer
LEAP! Group
1343 Main St. Suite 400                    Director
Sarasota, FL  34236

Walter S. Rugland                          Executive Vice President and
4321 North Ballard Road                    Chief Operating Officer
Appleton, WI  54919

Woodrow E. Eno, Esq.
4321 North Ballard Road                    Senior Vice President,
Appleton, WI 54919                         Secretary and General Counsel

Steven A. Weber
4321 North Ballard Road
Appleton, WI 54919                         Senior Vice President

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                        Senior Vice President

Jon M. Stellmacher                         Senior Vice President
4321 North Ballard Road
Appleton, WI  54919

Carl Rudolph
4321 North Ballard Road                    Senior Vice President, Chief Financial Officer, Controller
Appleton, WI  54919                        and Treasurer

James H. Abitz                             Senior Vice President and
222 West College Avenue                    Chief Investment Officer
Appleton, WI 54919

Russell H. Evenson
4321 North Ballard Road                    Senior Vice President
Appleton, WI  54919

Robert G. Same
222 W. College Avenue                      Vice President, Chief Compliance Officer and
Appleton, WI   54919                       Deputy General Counsel

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of the Depositor (AAL), established by the Board of Directors of Depositor in
1994, pursuant to the laws of the State of Wisconsin.  Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members.  It has no stockholders and is not subject to the control of any affiliated persons.  Depositor controls the following wholly-owned, direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AAL CMC), a Delaware corporation that is a registered broker-dealer and investment adviser; (c) North Meadows Investment, Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) AAL Variable Product Series Fund, Inc.
("Fund"), a Maryland corporation organized as an open-end management investment company; and (e) AAL Trust
Company, FSB, a federally chartered bank. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities, other than the Fund, which files separate financial statements.  The
Depositor has established two other separate accounts that use the same underlying Fund.

                                                      -------------------------------
Parent Company                                        AAL
                                                      (Wisconsin corp.)
                                                      -------------------------------
Holding Company                                       AAL Holdings, Inc.
                                                      (Delaware corp.)
                                                      -------------------------------
                       ------------------------------                                 ----------------------------
Wholly-owned           AAL Capital Management         AAL Trust Co., FSB              North Meadows Investment
subsidiaries of        Corporation                    (Federal charter)               Ltd.
AAL Holdings, Inc.     (Delaware corp.)                                               (Wisconsin corp.)
                       ------------------------------ ------------------------------- ----------------------------

Item 27. Number of Certificate Owners

As of December 31, 2000, there were approximately 42,660 qualified and 32,432 non-qualified certificate owners.

Item 28. Indemnification

Section 33 of Depositor’s Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund’s Articles of Incorporation and Article X of the Fund’s Bylaws, and Section Eight of AAL CMC’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AAL CMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AAL CMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL CMC contains a provision in which the Fund and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 14 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the Fund as a result of AAL’s gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, AAL CMC and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AAL CMC contains a provision in which AAL and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AAL CMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AAL CMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)	AAL CMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds. The AAL Mutual Funds is an open-end management investment company. AAL CMC is also the investment adviser to the underlying Fund of the Registrant.

(b)	The directors and principal officers of AAL CMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 222 West College Avenue, Appleton, Wisconsin, 54911.

Name and Principal                Positions and Offices
Business Address                  with Underwriter
----------------                  ----------------

Woodrow E. Eno                    Chairman of the Board
                                  Director, Senior Vice President and
James H. Abitz                    Chief Investment Officer

Robert G. Same                    Director and President

Russell A. Evenson
4321 North Ballard Road
Appleton, WI  54919               Director

James H. Krueger
4321 North Ballard Road
Appleton, WI  54919               Director and Vice President

Jon M. Stellmacher                Director and Vice President
4321 North Ballard Road
Appleton, WI  54919

Carl J. Rudolph
4321 North Ballard Road
Appleton, WI  54919               Director

Jeffrey L. Verhagen
4321 North Ballard Road
Appleton, WI  54919               Vice President

Frederick D. Kelsven              Vice President and Secretary

Steven R. Wendt                   Vice President and Chief Financial Officer

Jeffery R. Kargus                 Treasurer

Thomas R. Mischka
4321 North Ballard Road
Appleton, WI  54919               Vice President

Lori Richardson
125 North Superior Street
Appleton, WI  54911               Vice President

Michael Mevis                     Vice President

Marnie Loomans-Thuecks
4321 North Ballard Road
Appleton, WI  54919               Vice President

Brian Picard                      Vice President and Chief Compliance Officer

Paul Stadler                      Vice President

Charles D. Gariboldi              Vice President

Charles A. Friedman               Vice President

Gordon Beckler                    Vice President

Reginald Pfeifer                  Vice President

David Francis                     Vice President
(c) Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911.

Item 31. Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the certificates may be accepted.

(b)	Registrant undertakes to include either: (1) as part of any application to purchase a certificate offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

(d)	The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

Withdrawal Restrictions for 403(b) Plans

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11), which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59½, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship).

AAL relies on a No-Action Letter issued by the Securities and Exchange Commission staff on November 28, 1988, to the American Council of Life Insurance stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, AAL permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

(1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with the offer of the Certificate;

(2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Certificate;

(3) Instruct AAL Representatives who solicit participants to purchase the Certificate specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

(4) Obtain from each plan participant who purchases a Section 403(b) annuity Certificate, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer’s Section 403(b) arrangement, to which the participant may elect to transfer his Certificate Value.

AAL has complied, and is complying, with the provisions of paragraphs (1) - (4) above.

SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 26th day of February 2001.

                               AAL VARIABLE ANNUITY ACCOUNT I
                               (Registrant)

                          By:  Aid Association for Lutherans
                               (Depositor, on behalf of itself and Registrant)

                               /s/ John O. Gilbert
                               -------------------
                          By:  John O. Gilbert
                               Chairman of the Board, President and
                               Chief Executive Officer

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                         Chairman of the Board, President and Chief
/s/ John O. Gilbert      Executive Officer                              February 26, 2001
-------------------
John O. Gilbert          (Principal Executive Officer)

                         Senior Vice President, Controller,
/s/ Carl J. Rudolph      Treasurer and Chief Financial Officer
-------------------
                                                                       February 26,  2001
Carl J. Rudolph          (Principal Financial Officer,
                         Principal Accounting Officer)

All of the Board of Directors:

Raymond G. Avischious        Gary J. Greenfield             James H. Scott
Richard E. Beumer            Robert H. Hoffman              Kathi P. Seifert
Kenneth Daly                 Robert E. Long                 Roger B. Wheeler
Elizabeth A. Duda            Robert B. Peregrine            E. Marlene Wilson
Karen P. Goebel              Paul D. Schrage                Rev. Thomas R. Zehnder
                                                            R. Scott Zimmer

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John O. Gilbert
-------------------
John O. Gilbert                                         February 26, 2001
Attorney-in-Fact

AAL VARIABLE ANNUITY ACCOUNT I

INDEX TO EXHIBITS

        The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit
Number
------
               Name of Exhibit
               ---------------

4(a)           Adult Certificate

4(b)           Juvenile Certificate

6(b)           Bylaws of Depositor

8 (d)          Second Amended & Restated Transfer Agency Agreement dated December 12, 2000

9              Opinion of Counsel as to the legality of the securities being registered

10             Consent of Independent Auditors

15             Power of Attorney for Karen P. Goebel and R. Scott Zimmer